[LOGO]AllianceBernstein(SM)
        Investment Research and Management

  AllianceBernstein Wealth Strategies(SM)

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  Wealth Strategies                                 PROSPECTUS-December 31, 2004

                                                         as amended May 23, 2005

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  Portfolio solutions designed
  to balance risk and return.               Wealth Strategies

                                            >   Wealth Appreciation Strategy
                                            >   Balanced Wealth Strategy
                                            >   Wealth Preservation Strategy

                                            Tax-Managed Wealth Strategies

                                            >   Wealth Appreciation Strategy
                                            >   Balanced Wealth Strategy
                                            >   Wealth Preservation Strategy

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

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TABLE OF CONTENTS
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                                                                            Page

RISK/RETURN SUMMARY .....................................................    3

AllianceBernstein Wealth Appreciation Strategy ..........................    4
AllianceBernstein Balanced Wealth Strategy ..............................    5
AllianceBernstein Wealth Preservation Strategy ..........................    7
AllianceBernstein Tax-Managed Wealth
  Appreciation Strategy .................................................    9
AllianceBernstein Tax-Managed Balanced
  Wealth Strategy .......................................................   10
AllianceBernstein Tax-Managed Wealth
  Preservation Strategy .................................................   12

SUMMARY OF PRINCIPAL RISKS ..............................................   14

PRINCIPAL RISKS BY STRATEGY .............................................   16

FEES AND EXPENSES OF THE STRATEGIES .....................................   17

INVESTING IN THE STRATEGIES .............................................   21

How To Buy Shares .......................................................   21
The Different Share Class Expenses ......................................   22
Sales Charge Reduction Programs .........................................   23
CDSC Waivers and Other Programs .........................................   24
Special Distribution Arrangements for Group
  Retirement Plans ......................................................   25
The "Pros" and "Cons" of Different Share Classes ........................   25
Payments To Financial Advisors and Their Firms ..........................   25
How To Exchange Shares ..................................................   27
How To Sell or Redeem Shares ............................................   27
Frequent Purchases and Redemptions of
  Strategy Shares .......................................................   27
How The Strategies Value Their Shares ...................................   29

GLOSSARY ................................................................   29

DESCRIPTION OF THE STRATEGIES ...........................................   30

Investment Objectives and Principal Policies ............................   30
Description of Additional Investment Practices ..........................   39
Additional Risk Considerations ..........................................   47

MANAGEMENT OF THE STRATEGIES ............................................   61

Adviser .................................................................   61
Portfolio Manager .......................................................   62
Legal Proceedings .......................................................   62
Performance of Equity and Fixed Income
  Investment Teams ......................................................   63

DIVIDENDS, DISTRIBUTIONS AND TAXES ......................................   67

CONVERSION FEATURE ......................................................   68

GENERAL INFORMATION .....................................................   68

FINANCIAL HIGHLIGHTS ....................................................   69

The Strategies' investment adviser is Alliance Capital Management L.P. ("Alliance" or "the Adviser"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Wealth StrategiesSM. You will find additional information about each Strategy, including a detailed description of the risks of an investment in each Strategy, after this Summary.

The Risk/Return Summary describes each Strategy's objectives, principal investment strategies, principal risks and fees. Each Strategy's Summary page includes a short discussion of some of the principal risks of investing in that Strategy. A further discussion of these and other risks begins on page 14.

More detailed descriptions of the Strategies, including the risks associated with investing in the Strategies, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

For each Strategy that has completed at least one calendar year of operations, the Risk/Return Summary includes a table showing its average annual returns, before and (for Class A shares) after taxes, and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each relevant Strategy by showing:

o how the Strategy's average annual returns, before and (for Class A shares) after taxes, for one, five, and 10 years (or over the life of the Strategy if the Strategy is less than 10 years old) compare to those of a broad based securities market index; and

o changes in the Strategy's performance from year to year over 10 years (or over the life of the Strategy if the Strategy is less than 10 years old).

A Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Strategies. An investment in a Strategy is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

AllianceBernstein Wealth Appreciation Strategy
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OBJECTIVE:

The Strategy seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES:

The Strategy seeks to achieve its objective by investing in a combination of portfolios of the AllianceBernstein Pooling Portfolios (each an "Underlying Portfolio" and together the "Underlying Portfolios") representing a variety of asset classes and investment styles that are also managed by the Adviser. The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.

Asset Class    Underlying Portfolio            Targeted Blend
---------------------------------------------------------------
Stock          U.S. Large Cap Growth               24.00%
---------------------------------------------------------------
               U.S. Value                          24.00%
---------------------------------------------------------------
               U.S. Small/Mid-Cap   Growth          7.50%
---------------------------------------------------------------
               U.S. Small/Mid-Cap Value             7.50%
---------------------------------------------------------------
               International Growth                13.50%
---------------------------------------------------------------
               International Value                 13.50%
---------------------------------------------------------------
Real Estate    Global Real Estate Investment       10.00%
---------------------------------------------------------------

The Adviser will allow the percentage of the Strategy's net assets invested in each Underlying Portfolio to vary, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. By investing in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. In managing the Underlying Portfolios, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio.

Within each investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Underlying Portfolios' growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Underlying Portfolios' value stocks are selected using the fundamental value investment discipline of the Adviser's Bernstein unit ("Bernstein"). In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

Normally, the Strategy's targeted blend is an equal weighting of growth and value style Underlying Portfolios (50% each), with approximately 70% of each equity style being invested in Underlying Portfolios investing primarily in U.S. companies and the remaining 30% in Underlying Portfolios investing primarily in companies outside the United States. The Adviser will allow the relative weightings of the Strategy's investments in Underlying Portfolios to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blend.

Information relating to the principal investment strategies of each Underlying Portfolio appears below under "Investment Objectives and Principal Policies of Underlying Portfolios."

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, currency risk, non-U.S. investment risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk, management risk and pooled investment risk.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------

There is no bar chart or performance table for the Strategy because it had not on December 31, 2004 completed a full calendar year of operations.

AllianceBernstein Balanced Wealth Strategy
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OBJECTIVE:

The Strategy seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES:

The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.

Asset Class    Underlying Portfolio           Targeted Blend
---------------------------------------------------------------
Stock          U.S. Large Cap Growth               15.50%
---------------------------------------------------------------
               U.S. Value                          15.50%
---------------------------------------------------------------
               U.S. Small/Mid-Cap   Growth          3.75%
---------------------------------------------------------------
               U.S. Small/Mid-Cap Value             3.75%
---------------------------------------------------------------
               International  Growth                8.25%
---------------------------------------------------------------
               International Value                  8.25%
---------------------------------------------------------------
Real Estate    Global Real Estate Investment       10.00%
---------------------------------------------------------------
Bond           High-Yield                           7.00%
---------------------------------------------------------------
               Intermediate Duration               28.00%
---------------------------------------------------------------

The Adviser will allow the percentage of the Strategy's net assets invested in each Underlying Portfolio to vary, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy targets a weighting of 60% of Underlying Portfolios that invest primarily in equity securities and 40% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in Real Estate Investment Trusts ("REITS") is treated as 50% debt and 50% equity for the purpose of these allocations. By investing in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between Underlying Portfolios that invest primarily in growth and value equity investment styles, and between Underlying Portfolios that invest in U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Underlying Portfolios' growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Underlying Portfolios' value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

The  Underlying   Portfolios'   value  stocks  are  selected  using  Bernstein's
fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

--------------------------------------------------------------------------------

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities, these fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed income research analysts and economists. The Underlying Portfolios' fixed-income securities will primarily be investment grade debt securities, but is expected to include lower-rated securities ("junk bonds") and preferred stock.

Normally, the Strategy targets a 60% weighting for Underlying Portfolios that invest primarily in equity securities and a 40% weighting for Underlying Portfolios that invest primarily in debt securities. Within the equity component, the Strategy's targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 70% of each equity style being invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in companies outside the United States. The Adviser will allow the relative weightings of the Strategy's investments in Underlying Portfolios to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend.

Information relating to the Principal Investment Strategies and of each Underlying Portfolio appear below under "Investment Objectives and Principal Policies of Underlying Portfolios."

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, interest rate risk, credit risk, currency risk, non-U.S. investment risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk, management risk, and pooled investment risk.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------

There is no bar chart or performance table for the Strategy because it had not on December 31, 2004, completed a full calendar year of operations.

AllianceBernstein Wealth Preservation Strategy
--------------------------------------------------------------------------------

OBJECTIVE:

The Strategy seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

PRINCIPAL INVESTMENT STRATEGIES:

The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.

Asset Class    Underlying Portfolio            Targeted Blend
---------------------------------------------------------------
Stock          U.S. Large Cap Growth                7.50%
---------------------------------------------------------------
               U.S. Value                           7.50%
---------------------------------------------------------------
               U.S. Small/Mid-Cap Growth            1.25%
---------------------------------------------------------------
               U.S. Small/Mid-Cap Value             1.25%
---------------------------------------------------------------
               International Growth                 3.75%
---------------------------------------------------------------
               International Value                  3.75%
---------------------------------------------------------------
Real Estate    Global Real Estate Investment       10.00%
---------------------------------------------------------------
Bond           Inflation Protected Securities      10.00%
---------------------------------------------------------------
               Intermediate Duration               27.50%
---------------------------------------------------------------
Short          Short-term Duration                 27.50%
Duration
Bond
---------------------------------------------------------------

The Adviser will allow the percentage of the Strategy's net assets invested in each Underlying Portfolio to vary, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% in Underlying Portfolios that invest primarily in equity securities and 70% in Underlying Portfolios that invest in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in REITS is treated as 50% debt and 50% equity for the purpose of these allocations. By investing in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between Underlying Portfolios that invest in growth and value equity investment styles, and between Underlying Portfolios that invest primarily in U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Underlying Portfolios' growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The  Underlying   Portfolios'   value  stocks  are  selected  using  Bernstein's
fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

--------------------------------------------------------------------------------

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities, these fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. All fixed-income securities of the Underlying Portfolios in which the Strategy invests will be of investment grade at the time of purchase.

Normally, the Strategy targets a 70% weighting for Underlying Portfolios that invest primarily in debt securities and a 30% weighting for Underlying Portfolios that invest in equity securities. Within the equity component, the Strategy's targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (50% each), with approximately 70% of each equity style being invested in Underlying Portfolios that invest primarily in U.S. companies and the remaining 30% in Underlying Portfolios that invest in companies outside the United States. The Adviser will allow the relative weightings of the Strategy's investments in Underlying Portfolios to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted debt/equity weightings and the targeted equity blends.

Information relating to the principal investment strategies of each Underlying Portfolio appears below under "Investment Objectives and Principal Policies of Underlying Portfolios."

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, interest rate risk, credit risk, currency risk, non-U.S. investment risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk and management risk.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------

There is no bar chart or performance table for the Strategy because it had not on December 31, 2004, completed a full calendar year of operations.

--------------------------------------------------------------------------------

OBJECTIVE:

The Strategy seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES:

The Strategy invests in an equity portfolio that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

Normally, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in companies outside the United States. The Adviser will allow the relative weightings of the Strategies' growth and value components (and the subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends.

Tax-Managed Investing

The Strategy seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders. For example, the Adviser will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. The Adviser may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by the Strategy at different times, the Adviser will generally sell the stock with the highest cost basis first. When liquidating holdings, the Adviser may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to the Strategy.

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, currency risk, non-U.S. investment risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk and management risk.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------

There is no bar chart or performance table for the Strategy because it had not on December 31, 2004, completed a full calendar year of operations.

AllianceBernstein Tax-Managed Balanced Wealth Strategy
--------------------------------------------------------------------------------

OBJECTIVE:

The Strategy seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES:

The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

In selecting tax-exempt fixed-income investments for the Strategy, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties. In selecting debt securities for the Strategy, these fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Strategy's fixed-income securities will primarily be investment grade debt securities, but may also include lower-rated securities ("junk bonds").

Normally, the Strategy targets an approximately equal weighting for equity securities and tax-exempt debt securities. The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as exempt interest dividends. Within the equity component, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50%
each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in companies outside the United States. The Adviser will allow the relative weightings of the Strategy's debt and equity components, the equity component's growth and value weightings (and the equity subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted debt/ equity weightings and the targeted equity blends.

Tax-Managed Investing

The Strategy seeks to maximize after-tax returns to shareholders by investing the debt portion of its portfolio in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders. For example, the Adviser will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. The Adviser may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by the Strategy at different times, the Adviser will generally sell the stock with the highest cost basis first. When liquidating holdings, the Adviser may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to the Strategy.

--------------------------------------------------------------------------------

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, interest rate risk, credit risk, currency risk, non-U.S. investment risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk, municipal market risk and management risk.

The table and bar chart provide an indication of the historical risk of an investment in the Strategy. On September 2, 2003, the investment policies of the Strategy (formerly known as the Alliance Growth Investors Fund) were modified. As a result, the Strategy's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown. Through September 30, 2004, the Strategy's calendar year-to-date unannualized return for Class A shares was 1.28%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 -3.63   26.50   11.10   13.80   24.87   14.86  -2.21   -14.49  -13.39   17.51
--------------------------------------------------------------------------------
   94     95      96      97      98      99      00       01     02       03

                                                            Calendar Year End(%)

You should consider an investment in the Strategy a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the periods shown in the bar chart, the Strategy's:

Best quarter was up 18.92%, 4th quarter, 1998; and Worst quarter was down -3.62%, 3rd quarter, 2001.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                            Past    Past      Past
                                           1 year  5 years  10 years
--------------------------------------------------------------------------------
Class A**     Return Before Taxes           12.56%   -1.32%     6.06%
              ------------------------------------------------------------------
              Return After Taxes
              on Distributions              12.53%   -2.82%     3.91%
              ------------------------------------------------------------------
              Return After Taxes
              on Distributions and
              Sale of Fund Shares            8.31%   -1.63%     4.22%
--------------------------------------------------------------------------------
Class B       Return Before Taxes           12.61%   -1.20%     5.92%
--------------------------------------------------------------------------------
Class C       Return Before Taxes           15.58%   -1.18%     5.77%
--------------------------------------------------------------------------------
Advisor
Class***      Return Before Taxes           17.83%   -0.16%     6.84%
--------------------------------------------------------------------------------
Lehman 5-yr   (reflects no deduction
Gen'l Obl.    for fees, expenses,
Muni Bond     or taxes)
Index                                        4.19%    5.47%     5.42%
--------------------------------------------------------------------------------
50% S&P       (reflects no deduction
500/ 50%      for fees, expenses,
Lehman 5-yr   or taxes)
Gen'l Bond
Index                                       16.05%    2.84%     8.57%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    After-tax returns:

      -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because those Classes have higher expense ratios;

      -Are estimates based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*** Advisor Class performance information is the performance of the Strategy's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

AllianceBernstein Tax-Managed Wealth Preservation Strategy
--------------------------------------------------------------------------------

OBJECTIVE:

The Strategy seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

PRINCIPAL INVESTMENT STRATEGIES:

The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

In selecting tax-exempt fixed-income investments for the Strategy, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties. In selecting debt securities for the Strategy, these fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. All fixed-income securities held by the Strategy will be of investment grade at the time of purchase.

Normally, the Strategy targets a 70% weighting for tax-exempt debt securities and a 30% weighting for equity securities. Within the equity component, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in companies outside the United States. The Adviser will allow the relative weightings of the Strategy's debt and equity components, the equity component's growth and value weightings (and the equity subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted debt/ equity weightings and the targeted equity blends.

Tax-Managed Investing

The Strategy seeks to maximize after-tax returns to shareholders by investing the debt portion of its portfolio in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders. For example, the Adviser will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. The Adviser may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by the Strategy at different times, the Adviser will generally sell the stock with the highest cost basis first. When liquidating holdings, the Adviser may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to the Strategy.

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, interest rate risk, credit risk, currency risk, non-U.S. investment risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk, municipal market risk and management risk.

--------------------------------------------------------------------------------

The table and bar chart provide an indication of the historical risk of an investment in the Strategy. On September 2, 2003, the investment policies of the Strategy (formerly known as the Alliance Conservative Investors Fund) were modified. As a result, the Strategy's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown. Through September 30, 2004, the Strategy's calendar year-to-date unannualized return for Class A shares was 0.90%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-5.06     18.85    6.95   11.69   14.07    4.61    5.33    -4.08   0.22   8.72
--------------------------------------------------------------------------------
 94         95      96     97      98       99      00       01     02     03

                                                            Calendar Year End(%)

You should consider an investment in the Strategy a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the periods shown in the bar chart, the Strategy's:

Best quarter was up 6.86%, 4th quarter, 1998; and Worst quarter was down -4.06%, 3rd quarter, 2001.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                            Past    Past      Past
                                           1 Year  5 Years  10 Years
--------------------------------------------------------------------------------
Class A**     Return Before Taxes            4.11%    1.98%     5.42%
              ------------------------------------------------------------------
              Return After Taxes
              on Distributions               3.68%    0.44%     3.34%
              ------------------------------------------------------------------
              Return After Taxes
              on Distributions and
              Sale of Fund Shares            2.75%    0.83%     3.42%
--------------------------------------------------------------------------------
Class B       Return Before Taxes            3.92%    2.14%     5.29%
--------------------------------------------------------------------------------
Class C       Return Before Taxes            6.92%    2.15%     5.16%
--------------------------------------------------------------------------------
Advisor       Return Before Taxes
Class***                                     8.96%    3.15%     6.19%
--------------------------------------------------------------------------------
Lehman 5-yr   (reflects no deduction
Gen'l Obl.    for fees, expenses,
Muni Bond     or taxes)
Index                                        4.19%    5.47%     5.42%
--------------------------------------------------------------------------------
70% Lehman    (reflects no deduction
5-yr Gen'l    for fees, expenses,
Obl. Muni     or taxes)
Bond
Index / 30%
S&P 500                                     11.21%    3.99%     7.38%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    After-tax returns:

      -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because those Classes have higher expense ratios;

      -Are estimates based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*** Advisor Class performance information is the performance of the Strategy's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

The value of your investment in a Strategy will change with changes in the values of that Strategy's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Strategy's portfolio as a whole. The degree to which the following risks apply to a particular Strategy varies according to the Strategy's asset allocation. The Strategies will indirectly be subject to the risks of any Underlying Portfolios in which they invest. The Strategies could be subject to additional principal risks because the types of investments made by the Strategies can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Strategies, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Strategy's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. Each of the Strategies is subject to market risk.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Strategy's investments in income-producing, fixed-income (i.e., debt) securities through investments in Underlying Portfolios. Increases in interest rates may cause the value of a Strategy's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Because the Underlying Portfolios may invest in debt securities such as bonds, notes and asset-backed securities, each of the Strategies is subject to interest rate risk.

Even the AllianceBernstein Wealth Preservation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy are subject to interest rate risk despite the fact that they invest, either directly or through Underlying
Portfolios, substantial portions of their assets in high quality debt securities. Interest rate risk is generally greater, however, for the AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Tax-Managed Balanced Wealth Strategy because they may invest, either directly or through Underlying Portfolios, significantly in lower-rated securities and comparable unrated securities (commonly known as "junk bonds").

Interest rate risk is generally greater for Strategies that invest to a material extent, either directly or through Underlying Portfolios, in debt securities with longer maturities or in mortgage-related or other asset-backed securities that may be prepaid. The values of mortgage-related and asset-backed securities are affected more by changes in interest rates because when interest rates rise, the maturities of these securities tend to lengthen. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Strategies must reinvest their assets in debt securities with lower interest rates.

CREDIT RISK

This is the risk that the issuer or the guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to the Strategies because they invest, either directly or through Underlying Portfolios, in fixed-income securities, and it may be particularly significant for the AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Tax-Managed Balanced Wealth Strategy because, when the Adviser believes that conditions favoring such securities are compelling, they may invest significantly, either directly or through Underlying Portfolios, in lower-rated securities. As a result of their investments, either directly or through Underlying Portfolios, in non-U.S. securities, the Strategies are also subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and non-U.S. currencies may negatively affect the value of a Strategy's investments. Each of the Strategies will be subject to this risk because each may invest, either directly or through Underlying Portfolios, in non-U.S. securities.

NON-U.S. INVESTMENT RISK

This is the risk of investments in issuers located in non-U.S. countries. Strategies investing, either directly or through Underlying Portfolios, in non-U.S. securities may experience more rapid and extreme changes in value than Strategies with investments solely in securities of U.S. companies. This is because the securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Strategy's investments, either directly or through Underlying Portfolios, in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Strategy could lose its entire investment.

LEVERAGING RISK

When a Strategy borrows money or otherwise leverages its portfolio, the value of an investment in that Strategy will be more volatile and all other risks will tend to be compounded. Each of the Strategies may take on leveraging risk by investing collateral from securities loans and by borrowing money to meet redemption requests.

DERIVATIVES RISK

Each of the Strategies may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. Generally, however, the Strategies, or the Underlying Portfolios, use derivatives as direct investments to earn income and broaden Strategy diversification, which entails greater risk than if derivatives were used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates or indices.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Strategy from selling out of these illiquid securities at an advantageous price. Each Strategy is subject to liquidity risk because its non-U.S. investments and securities involving substantial market and/or credit risk can be hard to sell.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Strategy's investments, either directly or through Underlying Portfolios, in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources.

MUNICIPAL MARKET RISK

This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Strategy's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy invest a significant portion of their assets in municipal securities, they are more vulnerable to events adversely affecting particular states or municipalities, including economic, political or regulatory developments or terrorism. A Strategy's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

MANAGEMENT RISK

Each Strategy is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Strategies, but there is no guarantee that its techniques will produce the intended result.

POOLED INVESTMENT RISK

The AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy invest in Underlying Portfolios managed by the Advisor. From time to time, one or more of the Underlying Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancing by the Strategies or other investors. These transactions will affect the Underlying Portfolios, since the Underlying Portfolios that receive additional cash will have to invest such cash. This may be particularly important when one or more of the Strategies owns a substantial portion of any Underlying Portfolio. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Strategy's performance to the extent that the Underlying Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Strategies are expected to own substantial portions of some Underlying Portfolios, a redemption or reallocation by the Strategies away from an Underlying Portfolio could cause Underlying Portfolio's expenses to increase and may result in an Underlying Portfolio becoming too small to be economically viable. The Advisor is committed to minimizing such impact on the Underlying Portfolios to the extent it is consistent with pursuing the investment objectives of the Strategies and the Underlying Portfolios. The Advisor will at all times monitor the impact on the Underlying Portfolios of transactions by the Strategies. As an investor in an Underlying Portfolio, a Strategy will bear its ratable share of expenses with respect to the assets so invested.

PRINCIPAL RISKS BY STRATEGY
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Strategy. Risks not marked for a particular Strategy may, however, still apply to some extent to that Strategy at various times.

------------------------------------------------------------------------------------------------------------
                                      Interest                                  Non-U.S.
                           Market       Rate       Credit      Currency        Investment       Leveraging
Strategy                    Risk        Risk       Risk          Risk             Risk             Risk
------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Wealth Appreciation
  Strategy                    o          o                        o                 o               o
------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Balanced Wealth
  Strategy                    o          o           o            o                 o               o
------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Wealth Preservation
  Strategy                    o          o           o            o                 o               o
------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Tax-Managed Wealth
  Appreciation Strategy       o                                   o                 o               o
------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Tax-Managed
  Balanced Wealth
  Strategy                    o          o           o            o                 o               o
------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Tax-Managed
  Wealth Preservation
  Strategy                    o          o           o            o                 o               o
------------------------------------------------------------------------------------------------------------

                                                 Capital-     Municipal         Manage-           Pooled
                         Derivatives  Liquidity   ization      Market             ment          Investment
Strategy                     Risk      Risk        Risk         Risk              Risk             Risk
------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Wealth Appreciation        o           o           o                             o                o
  Strategy
------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Balanced Wealth            o           o           o                             o                o
  Strategy
------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Wealth Preservation        o           o           o                             o                o
  Strategy
------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Tax-Managed Wealth         o           o           o                             o
  Appreciation Strategy
------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Tax-Managed
  Balanced Wealth            o           o           o            o                o
  Strategy
------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Tax-Managed
  Wealth Preservation        o           o           o            o                o
  Strategy
------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE STRATEGIES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategies.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                          Class A         Class B       Class C      Advisor Class
                                                           Shares         Shares         Shares         Shares
                                                          --------       ----------     --------     -------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                       4.25%(a)          None          None           None

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or redemption
proceeds, whichever is lower)                              None*         4.00%**(a)     1.00%(a)         None

Exchange Fee                                                None            None          None           None



(a)   Class  A  sales   charges  may  be  reduced  or   eliminated   in  certain
      circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge ("CDSC") may apply. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Investing In The Strategies-CDSC Waivers And Other Programs" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information ("SAI").

* A CDSC of up to 1 % may be charged on redemptions of Class A shares purchased without an initial sales charge.

** Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

ANNUAL OPERATING EXPENSES (expenses that are deducted from Strategy assets) and EXAMPLES

Each Strategy's operating expense table shows the fees and expenses (including, for AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy, Underlying Portfolio fees) that you may pay if you buy and hold shares of a Strategy. Each of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy will bear its pro rata share of the expenses incurred by the Underlying Portfolios as a shareholder in the Underlying Portfolios. The Examples are intended to help you compare the cost of investing in a Strategy with the cost of investing in other funds. They assume that you invest $10,000 in the Strategy for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. They also assume that your investment has a 5% return each year, that the Strategy's and, for AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy, the Underlying Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower. The expenses illustrated in the Examples for AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy are based on the estimated Total Annual Strategy and Underlying Portfolios Net Expenses and such expenses without waivers and/or expense reimbursements thereafter. If the Examples reflected only the Net Expenses of such Strategies, the expenses would be lower.

                                          Operating Expenses
                                ---------------------------------------
AllianceBernstein
Wealth Appreciation                                              Advisor
Strategy                        Class A    Class B    Class C      Class
                                -------    -------    -------    ------
  Management Fees (a)               .65%       .65%       .65%      .65%
  Distribution and
    Shareholder Services
    (12b-1) Fees                    .30%      1.00%      1.00%    None
  Transfer Agency Fees .11%         .11%       .11%       .11%
  Other Expenses                    .10%       .10%       .10%      .10%
                                -------    -------    -------    ------
  Total Fund Operating
    Expenses (a)                   1.16%      1.86%      1.86%     0.86%
                                =======    =======    =======    ======
  Estimated Indirect
    Expenses of
    Underlying
    Portfolio (b)                   .07%       .07%       .07%      .07%
                                -------    -------    -------    ------
  Net Expenses                     1.23%      1.93%      1.93%      .93%
                                =======    =======    =======    ======

                                                            Examples
                          -----------------------------------------------------------------------------
                                                                                               Advisor
                          Class A       Class B      Class B**      Class C*      Class C**     Class
                          -------      ---------    ---------      ---------      ---------   ---------
After 1 Year              $   545      $     596    $     196      $     296      $     196   $      95
After 3 Years             $   799      $     806    $     606      $     606      $     606   $     296
After 5 Years             $ 1,072      $   1,042    $   1,042      $   1,042      $   1,042   $     515
After 10 Years            $ 1,850      $   2,072(e) $   2,072(e)   $   2,254      $   2,254   $   1,143

                                          Operating Expenses
                                ---------------------------------------
AllianceBernstein
Balanced Wealth                                                 Advisor
Strategy                        Class A    Class B    Class C    Class
                                -------    -------    -------   -------
  Management Fees (a)               .55%       .55%       .55%      .55%
  Distribution and
    Shareholder Services
    (12b-1) Fees                    .30%      1.00%      1.00%     None
  Transfer Agency Fees              .09%       .09%       .09%      .09%
  Other Expenses                    .05%       .05%       .05%      .05%
                                -------    -------    -------   -------
  Total Fund Operating
    Expenses (a)                    .99%      1.69%      1.69%      .69%
                                =======    =======    =======   =======
  Estimated Indirect
    Expenses of Underlying
    Portfolio (b)                   .08%       .08%       .08%      .08%
                                -------    -------    -------   -------
  Net Expenses                     1.07%      1.77%      1.77%      .77%
                                =======    =======    =======   =======

                                                            Examples
                          -----------------------------------------------------------------------------
                                                                                               Advisor
                          Class A       Class B      Class B**      Class C*      Class C**     Class
                          -------      ---------    ---------      ---------      ---------   ---------
After 1 Year              $   529      $   580      $     180      $     280      $     180   $      79
After 3 Years             $   751      $   757      $     557      $     557      $     557   $     246
After 5 Years             $   990      $   959      $     959      $     959      $     959   $     428
After 10 Years            $ 1,675      $ 1,899(e)   $   1,899(e)   $   2,084      $   2,084   $     954

                                          Operating Expenses
                                ---------------------------------------
AllianceBernstein
Wealth Preservation                                             Advisor
Strategy                        Class A    Class B    Class C    Class
                                -------    -------    -------   -------
  Management Fees (a)               .55%       .55%       .55%      .55%
  Distribution and
    Shareholder Services
    (12b-1) Fees                    .30%      1.00%      1.00%     None
  Transfer Agency Fees              .07%       .07%       .07%      .07%
  Other Expenses                    .13%       .13%       .13%      .13%
                                -------    -------    -------   -------
  Total Fund Operating
    Expenses (a)                   1.05%      1.75%      1.75%      .75%
                                =======    =======    =======   =======
  Estimated Indirect
    Expenses of Underlying
    Portfolio (b)                   .07%       .07%       .07%      .07%
                                -------    -------    -------   -------
  Net Expenses                     1.12%      1.82%      1.82%      .82%
                                -------    -------    -------   -------

                                                            Examples
                          -----------------------------------------------------------------------------
                                                                                               Advisor
                          Class A       Class B      Class B**      Class C*      Class C**     Class
                          -------      ---------    ---------      ---------      ---------   ---------
After 1 Year              $   534      $     585    $     185      $     285      $     185   $      84
After 3 Years             $   766      $     773    $     573      $     573      $     573   $     262
After 5 Years             $ 1,016      $     985    $     985      $     985      $     985   $     455
After 10 Years            $ 1,730      $   1,954(e) $   1,954(e)   $   2,137      $   2,137   $   1,014

                                          Operating Expenses
                                ---------------------------------------
AllianceBernstein
Tax-Managed Wealth                                              Advisor
Appreciation Strategy           Class A   Class B     Class C    Class
                                -------    -------    -------   -------
  Management Fees (a)               .65%       .65%       .65%      .65%
  Distribution and
    Shareholder Services
    (12b-1) Fees                    .30%      1.00%      1.00%     None
  Transfer Agency Fees              .06%       .07%       .06%      .14%
  Other Expenses                    .97%       .93%       .97%     1.56%
                                -------    -------    -------   -------
  Total Fund Operating
    Expenses (a)                   1.98%      2.65%      2.68%     2.35%
                                =======    =======    =======   =======
  Waiver and/or Expense
    Reimbursement (c)              (.48)%     (.45)%     (.48)%   (1.15)%
                                -------    -------    -------   -------
  Net Expenses                     1.50%      2.20%      2.20%     1.20%
                                =======    =======    =======   =======

                                                            Examples
                          -----------------------------------------------------------------------------
                                                                                               Advisor
                          Class A       Class B*     Class B**      Class C*      Class C**     Class
                          -------      ---------    ---------      ---------      ---------   ---------
After 1 Year              $   571      $     623    $     223      $     323      $     223   $     122
After 3 Years(d)          $   976      $     981    $     781      $     787      $     787   $     623
After 5 Years(d)          $ 1,405      $   1,365    $   1,365      $   1,377      $   1,377   $   1,151
After 10 Years(d)         $ 2,596      $   2,787(e) $   2,787(e)   $   2,977      $   2,977   $   2,598

--------------------------------------------------------------------------------
Please refer to the footnotes on page 19.

                                          Operating Expenses
                                ---------------------------------------
AllianceBernstein
Tax-Managed Balanced                                            Advisor
Wealth Strategy                 Class A    Class B    Class C    Class
                                -------    -------    -------   -------
  Management Fees (a)               .55%       .55%       .55%      .55%
  Distribution and
    Shareholder Services
    (12b-1) Fees                    .30%      1.00%      1.00%     None
  Transfer Agency Fees              .26%       .30%       .27%      .25%
  Other Expenses                    .49%       .48%       .50%      .48%
                                -------    -------    -------   -------
  Total Fund Operating
    Expenses (a)                   1.60%      2.33%      2.32%     1.28%
                                =======    =======    =======   =======
  Waiver and/or Expense
    Reimbursement (c)              (.40)%     (.43)%     (.42)%    (.38)%
                                -------    -------    -------   -------
  Net Expenses                     1.20%      1.90%      1.90%      .90%
                                =======    =======    =======   =======

                                                            Examples
                          -----------------------------------------------------------------------------
                                                                                              Advisor
                          Class A       Class B*     Class B**      Class C*      Class C**    Class
                          -------      ---------    ---------      ---------      ---------   ---------
After 1 Year              $   542      $     593    $     193      $     293      $     193   $      92
After 3 Years (d)         $   871      $     886    $     686      $     684      $     684   $     368
After 5 Years (d)         $ 1,223      $   1,206    $   1,206      $   1,202      $   1,202   $     666
After 10 Years (d)        $ 2,212      $   2,450(e) $   2,450(e)   $   2,624      $   2,624   $   1,512

                                          Operating Expenses
                                ---------------------------------------
AllianceBernstein
Tax-Managed Wealth                                              Advisor
Preservation Strategy           Class A    Class B    Class C    Class
                                -------    -------    -------   -------
  Management Fees (a)               .55%       .55%       .55%      .55%
  Distribution and
    Shareholder Services
    (12b-1) Fees                    .30%      1.00%      1.00%     None
  Transfer Agency Fees              .21%       .24%       .22%      .20%
  Other Expenses                    .53%       .53%       .53%      .53%
                                -------    -------    -------   -------
  Total Fund Operating
    Expenses (a)                   1.59%      2.32%      2.30%     1.28%
                                =======    =======    =======   =======
  Waiver and/or Expense
    Reimbursement (c)              (.39)%     (.42)%     (.40)%    (.38)%
                                -------    -------    -------   -------
  Net Expenses                     1.20%      1.90%      1.90%      .90%
                                =======    =======    =======   =======

                                                           Examples
                          -----------------------------------------------------------------------------
                                                                                               Advisor
                          Class A       Class B*     Class B**      Class C*      Class C**     Class
                          -------      ---------    ---------      ---------      ---------   ---------
After 1 Year              $   542      $     593    $     193      $     293      $     193   $      92
After 3 Years (d)         $   869      $     884    $     684      $     680      $     680   $     368
After 5 Years (d)         $ 1,219      $   1,202    $   1,202      $   1,194      $   1,194   $     666
After 10 Years (d)        $ 2,202      $   2,441(e) $   2,441(e)   $   2,605      $   2,605   $   1,512

--------------------------------------------------------------------------------
*     Assumes  redemption  at end of period.

**    Assumes no redemption at end of period.

(a) Expense information has been restated to reflect a reduction in advisory fees effective September 7, 2004.

(b) Estimated indirect expenses of Underlying Portfolios are based upon the allocation of the Strategy's assets among the Underlying Portfolios, as well as estimated expenses of the Underlying Portfolios, and may be higher or lower than those shown above.

(c) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Strategy's operating expenses. This waiver extends through the Strategy's current fiscal year and may be extended by Alliance for additional one-year terms.

(d) These examples assume that Alliance's agreement to waive advisory fees and/or reimburse Strategy expenses is not extended beyond the end of the Strategy's current fiscal year.

(e)   Assumes Class B shares convert to Class A shares after eight years.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Strategy assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Strategy, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any fee waiver or expense reimbursement. The chart does not take into account any CDSC. If you wish to obtain hypothetical investment information for other classes of shares of the Strategy, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                           AllianceBernstein Wealth Appreciation Strategy
---------------------------------------------------------------------------------------------------
                                Hypothetical                   Hypothetical Expenses   Hypothetical
                 Hypothetical     Earnings      Investment        (Current Expense        Ending
Year              Investment    Performance    After Returns       Ratio = 1.23%)       Investment
-----------      ------------   ------------   -------------   ---------------------   ------------
1                 $ 10,000.00    $   500.00    $   10,500.00        $   129.15          $ 10,370.85
2                 $ 10,370.85    $   518.54    $   10,889.39        $   133.94          $ 10,755.45
3                 $ 10,755.45    $   537.77    $   11,293.23        $   138.91          $ 11,154.32
4                 $ 11,154.32    $   557.72    $   11,712.03        $   144.06          $ 11,567.98
5                 $ 11,567.98    $   578.40    $   12,146.38        $   149.40          $ 11,996.98
6                 $ 11,996.98    $   599.85    $   12,596.82        $   154.94          $ 12,441.88
7                 $ 12,441.88    $   622.09    $   13,063.98        $   160.69          $ 12,903.29
8                 $ 12,903.29    $   645.16    $   13,548.45        $   166.65          $ 13,381.81
9                 $ 13,381.81    $   669.09    $   14,050.90        $   172.83          $ 13,878.07
10                $ 13,878.07    $   693.90    $   14,571.98        $   179.24          $ 14,392.74
---------------------------------------------------------------------------------------------------
Cumulative                       $ 5,922.52                         $ 1,529.81

                             AllianceBernstein Balanced Wealth Strategy
---------------------------------------------------------------------------------------------------
                                Hypothetical                   Hypothetical Expenses   Hypothetical
                 Hypothetical     Earnings      Investment       (Current Expense         Ending
Year              Investment    Performance    After Returns      Ratio = 1.07%)        Investment
-------          ------------   ------------   -------------   ---------------------   ------------
1                 $10,000.00     $  500.00       $10,500.00         $  112.35            $10,387.65
2                 $10,387.65     $  519.38       $10,907.03         $  116.71            $10,790.33
3                 $10,790.33     $  539.52       $11,329.84         $  121.23            $11,208.61
4                 $11,208.61     $  560.43       $11,769.05         $  125.93            $11,643.12
5                 $11,643.12     $  582.16       $12,225.27         $  130.81            $12,094.46
6                 $12,094.46     $  604.72       $12,699.18         $  135.88            $12,563.30
7                 $12,563.30     $  628.17       $13,191.47         $  141.15            $13,050.32
8                 $13,050.32     $  652.52       $13,702.84         $  146.62            $13,556.22
9                 $13,556.22     $  677.81       $14,234.03         $  152.30            $14,081.72
10                $14,081.72     $  704.09       $14,785.81         $  158.21            $14,627.60
---------------------------------------------------------------------------------------------------
Cumulative                       $5,968.80                          $1,341.19

                            AllianceBernstein Wealth Preservation Strategy
---------------------------------------------------------------------------------------------------
                                Hypothetical                   Hypothetical Expenses   Hypothetical
                 Hypothetical     Earnings      Investment       (Current Expense         Ending
Year              Investment    Performance    After Returns      Ratio = 1.12%)        Investment
-------          ------------   ------------   -------------   ---------------------   ------------
1                 $10,000.00     $  500.00       $10,500.00         $  117.60            $10,382.40
2                 $10,382.40     $  519.12       $10,901.52         $  122.10            $10,779.42
3                 $10,779.42     $  538.97       $11,318.39         $  126.77            $11,191.63
4                 $11,191.63     $  559.58       $11,751.21         $  131.61            $11,619.60
5                 $11,619.60     $  580.98       $12,200.58         $  136.65            $12,063.93
6                 $12,063.93     $  603.20       $12,667.13         $  141.87            $12,525.25
7                 $12,525.25     $  626.26       $13,151.52         $  147.30            $13,004.22
8                 $13,004.22     $  650.21       $13,654.43         $  152.93            $13,501.50
9                 $13,501.50     $  675.08       $14,176.58         $  158.78            $14,017.80
10                $14,017.80     $  700.89       $14,718.69         $  164.85            $14,553.84
---------------------------------------------------------------------------------------------------
Cumulative                       $5,954.29                          $1,400.46

                             AllianceBernstein Tax-Managed Wealth Appreciation Strategy
---------------------------------------------------------------------------------------------------
                                Hypothetical                   Hypothetical Expenses   Hypothetical
                 Hypothetical     Earnings      Investment       (Current Expense         Ending
Year              Investment    Performance    After Returns      Ratio = 1.50%)        Investment
-------          ------------   ------------   -------------   ---------------------   ------------
1                 $10,000.00        500.00        10,500.00            157.50             10,342.50
2                  10,342.50        517.13        10,859.63            162.89             10,696.73
3                  10,696.73        534.84        11,231.57            168.47             11,063.09
4                  11,063.09        553.15        11,616.25            174.24             11,442.00
5                  11,442.00        572.10        12,014.10            180.21             11,833.89
6                  11,833.89        591.69        12,425.59            186.38             12,239.20
7                  12,239.20        611.96        12,851.16            192.77             12,658.40
8                  12,658.40        632.92        13,291.32            199.37             13,091.95
9                  13,091.95        654.60        13,746.54            206.20             13,540.35
10                 13,540.35        677.02        14,217.36            213.26             14,004.10
---------------------------------------------------------------------------------------------------
Cumulative                        5,845.41                           1,841.30


                            AllianceBernstein Tax-Managed Balanced Wealth Strategy
---------------------------------------------------------------------------------------------------
                                Hypothetical                   Hypothetical Expenses   Hypothetical
                 Hypothetical     Earnings      Investment       (Current Expense         Ending
Year              Investment    Performance    After Returns      Ratio = 1.20%)        Investment
-------          ------------   ------------   -------------   ---------------------   ------------
1                 $10,000.00        500.00        10,500.00            126.00             10,374.00
2                  10,374.00        518.70        10,892.70            130.71             10,761.99
3                  10,761.99        538.10        11,300.09            135.60             11,164.49
4                  11,164.49        558.22        11,722.71            140.67             11,582.04
5                  11,582.04        579.10        12,161.14            145.93             12,015.21
6                  12,015.21        600.76        12,615.97            151.39             12,464.57
7                  12,464.57        623.23        13,087.80            157.05             12,930.75
8                  12,930.75        646.54        13,577.29            162.93             13,414.36
9                  13,414.36        670.72        14,085.08            169.02             13,916.06
10                 13,916.06        695.80        14,611.86            175.34             14,436.52
---------------------------------------------------------------------------------------------------
Cumulative                        5,931.17                           1,494.66

                         AllianceBernstein Tax-Managed Wealth Preservation Strategy
---------------------------------------------------------------------------------------------------
                                Hypothetical                   Hypothetical Expenses   Hypothetical
                 Hypothetical     Earnings      Investment       (Current Expense         Ending
Year              Investment    Performance    After Returns      Ratio = 1.20%)        Investment
-------          ------------   ------------   -------------   ---------------------   ------------
1                 $10,000.00        500.00        10,500.00            126.00             10,374.00
2                  10,374.00        518.70        10,892.70            130.71             10,761.99
3                  10,761.99        538.10        11,300.09            135.60             11,164.49
4                  11,164.49        558.22        11,722.71            140.67             11,582.04
5                  11,582.04        579.10        12,161.14            145.93             12,015.21
6                  12,015.21        600.76        12,615.97            151.39             12,464.57
7                  12,464.57        623.23        13,087.80            157.05             12,930.75
8                  12,930.75        646.54        13,577.29            162.93             13,414.36
9                  13,414.36        670.72        14,085.08            169.02             13,916.06
10                 13,916.06        695.80        14,611.86            175.34             14,436.52
---------------------------------------------------------------------------------------------------
Cumulative                        5,931.17                           1,494.66

INVESTING IN THE STRATEGIES
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Strategy that are offered in this Prospectus. The Strategies offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The `Pros' and `Cons' of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Strategies and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES

Class A, Class B and Class C Shares

You may purchase a Strategy's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Strategies' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

Purchases Minimums and Maximums

Minimums:*

      --Initial:                     $   2,500
      --Subsequent:                  $      50
      --Automatic Investment
        Program (monthly):           $     200

--------------------------------------------------------------------------------
* These purchase minimums may not apply to some retirement-related investment programs. Please see "Retirement and Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM. Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program as of October 15, 2004 are able to continue their program despite the $200 monthly minimum.

The Automatic Investment Program allows investors to purchase shares of a Strategy through pre-authorized transfers of funds from the investor's bank account. Please see the Strategies' SAI for more details.

Maximum Individual Purchase Amount:

      --Class A shares                    None
      --Class B shares             $   100,000
      --Class C shares             $ 1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Strategy by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Strategy shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. Alliance Global Investor Services, Inc., or AGIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares

You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Strategies.

The Strategies' SAI has more detailed information about who may purchase and hold Advisor Class shares.

Retirement and Employee Benefit Plans.

Special eligibility rules apply to some retirement and employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

o SEPs, traditional and ROTH IRAs (the minimums listed in the table above apply);

o     SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

o all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Strategy ("group retirement plans") with assets in excess of $10,000,000;

o AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

o     AllianceBernstein-sponsored group retirement plans;

o     AllianceBernstein   Link,   AllianceBernstein   Individual   401(k),   and
      AllianceBernstein SIMPLE IRA plans;

o certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Strategy; and

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to:

o     AllianceBernstein   Link,   AllianceBernstein   Individual   401(k),   and
      AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees; and

o     group retirement plans with plan assets of less than $1,000,000.

Required Information

A Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Strategy may also ask to see other identifying documents. If you do not provide the information, the Strategy will not be able to open your account. If a Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Strategy believes it has identified potentially criminal activity, the Strategy reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Strategy is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Strategy with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General

ABIRM may refuse any order to purchase shares. Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

--------------------------------------------------------------------------------
                           WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from a Strategy's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Strategy's fee table near the front of the Prospectus.
--------------------------------------------------------------------------------

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

Each Strategy has adopted plans under Commission Rule 12b-1 that allows the Strategy to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Strategy's shares is:

                       Distribution and/or Service
                         (Rule  12b-1) Fee (as a
                         Percentage of Aggregate
                        Average Daily Net Assets)
                       ---------------------------
Class A                           0.30%*
Class B                           1.00%
Class C                           1.00%
Advisor Class                     None

--------------------------------------------------------------------------------
* The Rule 12b-1 plan for Class A shares provides for payments of up to 0.50% of aggregate average daily net assets, although the Strategies' Trustees currently limit such payments to 0.30% of such assets.

Because these fees are paid out of the Strategy's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B, Class C and Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares - Initial Sales Charge Alternative

You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in excess of $1,000,000 are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%.

Class B Shares - Deferred Sales Charge Alternative

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Strategy. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                  Year Since Purchase        CDSC
                  -------------------        ----

                  First                       4.0%
                  Second                      3.0%
                  Third                       2.0%
                  Fourth                      1.0%
                  Fifth and thereafter        None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares-Asset-Based Sales Charge Alternative

You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Strategy. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Strategy.

--------------------------------------------------------------------------------
                          HOW IS THE CDSC CALCULATED?

The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Strategy shares acquired through an exchange, the cost of the AllianceBernstein mutual fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.
--------------------------------------------------------------------------------

Advisor Class Shares - Fee Based Program Alternative

You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

SALES CHARGE REDUCTION PROGRAMS

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Strategy or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "US -- Investors" and then "Reducing or eliminating sales charges"). More information on Breakpoints and other sales charge waivers is available in the Strategies' SAI.

Required Shareholder Information and Records

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Strategy that the shareholder qualifies for a reduction. Without notification, the Strategy is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Strategy to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Strategy or other AllianceBernstein Mutual Funds held in:

o all of the shareholder's accounts at the Strategies or a financial intermediary;

o     any account of the shareholder at another financial intermediary; and

o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

--------------------------------------------------------------------------------
                          You Can Reduce Sales Charges
                           When Buying Class A Shares
--------------------------------------------------------------------------------

Breakpoints or Quantity Discounts Offered by the Strategies

The Strategies offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Strategy is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                     Initial Sales Charge
                                 -----------------------------
                                    As % of          As % of
                                  Net Amount        Offering
Amount Purchased                   Invested           Price
                                 -------------     -----------
Up to $100,000                       4.44%            4.25%
$100,000 up to $250,000              3.36             3.25
$250,000 up to $500,000              2.30             2.25
$500,000 up to $1,000,000            1.78             1.75
$1,000,000 and above                 0.00             0.00

Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Strategy with the value of existing investments in the Strategy, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Strategy into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Strategy or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

o an individual, his or her spouse, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

o a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

o     the employee benefit plans of a single employer; or

o any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Strategy.

Letter of Intent

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Strategies offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Strategy or any AllianceBernstein Mutual Fund within 13 months. The Strategy will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Strategy will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs

Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV

The Strategies may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

o     all AllianceBernstein-sponsored group retirement plans;

o     group retirement plans;

o     AllianceBernstein   Link,   AllianceBernstein   Individual   401(k),   and
      AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

o     investment  management  clients of Alliance or its  affiliates,  including
      clients  and   prospective   clients  of   Alliance's   Alliance~Bernstein
      Institutional Investment Management division;

o present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of Alliance, ABIRM, AGIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

o officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

o persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM, under which persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

--------------------------------------------------------------------------------
                     Here Are Some Ways To Avoid Or Minimize
                              Charges On Redemption
--------------------------------------------------------------------------------

CDSC Waivers

The Strategies will waive the CDSCs on redemptions of shares in the following circumstances, among others:

o     permitted exchanges of shares;

o     following the death or disability of a shareholder;

o if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70-1/2; or

o if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program

Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Strategy under the Strategy's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan

A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Strategy, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Reinstatement Privilege

A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of a Strategy at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABIRM has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan

The Strategies offer a systematic withdrawal plan that permits the redemption of Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Strategy account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class C shares, shares held the longest would be redeemed first.

SPECIAL DISTRIBUTION ARRANGEMENTS
FOR GROUP RETIREMENT PLANS

Each Strategy offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, which are different from those described in the Prospectus and the Strategies' SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and the Strategies' SAI. The Plans also may not offer all classes of shares of a Strategy. A Strategy is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A shares are  available at NAV to all  AllianceBernstein  sponsored  group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10,000,000. When a non-AllianceBernstein-sponsored group retirement plan terminates a Strategy as an investment option, all investments in Class A shares of that Strategy through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Strategies' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

Class C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES

The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Choosing a Class of Shares for Group Retirement Plans

Group retirement plans with plan assets in excess of $10,000,000 are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1-year CDSC may be waived. Class B shares are generally not available to group retirement plans.

Other

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Strategies, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Strategy shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Strategies. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategies may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

--------------------------------------------------------------------------------

                        What is a Financial Intermediary?

A financial intermediary is a firm that receives compensation for selling shares of the Strategies offered in this Prospectus and/or provides services to the Strategies' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

--------------------------------------------------------------------------------

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C Shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

--------------------------------------------------------------------------------

Your financial advisor's firm receives compensation from the Strategies, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

- upfront sales commissions
- 12b-1 fees
- additional distribution support
- defrayal of costs for educational seminars and training
- payments related to providing shareholder recordkeeping and/or transfer agency services

Please read the Prospectus carefully for information on this compensation.

--------------------------------------------------------------------------------

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Strategies and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Strategies -- Transfer Agency and Retirement Plan Services" below. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies -- Annual Operating Expenses" in the Prospectus.

--------------------------------------------------------------------------------

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategies, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

--------------------------------------------------------------------------------

As of the date of the Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  A.G. Edwards
  Advest
  AIG SunAmerica
  American Express Financial Advisors
  AXA Advisors
  Bank of New York
  Bank One Securities Corp.
  Charles Schwab
  Chase Investment Services
  Citigroup Global Markets
  Commonwealth Financial
  IFMG Securities
  ING Advisors Network
  Legg Mason
  Lincoln Financial Advisors
  Linsco Private Ledger
  Merrill Lynch
  Morgan Stanley
  Mature Service Corporation
  National Financial
  NPH Holdings
  PFMG Securities
  PFS Investments

  Piper Jaffray
  Raymond James
  RBC Dain Rauscher
  Securities America
  Signator Investors
  Sun Trust Bank
  UBS Financial
  Uvest Financial Services
  Wachovia Securities
  Wells Fargo
  WM Financial

Although the Strategies may use brokers who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Strategy shares for shares of the same class of other AllianceBernstein Mutual Funds (including Alliance-Bernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, AGIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Strategies may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Strategy) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

o     Selling Shares Through Your Broker or other Financial Advisor

Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Strategy by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Strategy and may charge you a fee for this service.

o     Selling Shares Directly to the Strategy

By Mail:

   o  Send  a  signed  letter  of  instruction   or  stock  power,   along  with
      certificates, to:

                        Alliance Global Investor Services
                                 P.O. Box 786003
                           San Antonio, TX 78278-6003

   o  For certified or overnight deliveries, send to:

                        Alliance Global Investor Services
                             8000 IH 10 W, 4th floor
                              San Antonio, TX 78230

   o For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone

   o You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

   o AGIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

   o If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

   o Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check may not exceed $50,000 per day.

   o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES

The Board of Trustees of The AllianceBernstein Portfolios has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. The Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks  Associated  With  Excessive Or Short-term  Trading  Generally.  While the
Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Strategy's shares may force the Strategy to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Strategy may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Strategy may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Strategy may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Strategy performance.

Each Strategy may invest significantly in (or invest in Underlying Portfolios that invest significantly in) foreign securities. As a result, the Strategies may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Strategies may be adversely affected by price arbitrage to a greater extent when they invest significantly in small cap securities, technology and other specific industry sector securities. Because they invest in certain fixed-income securities, such as high yield bonds, asset-backed securities or municipal bonds,
AllianceBernstein Balanced Wealth Strategy, Alliance-Bernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy also may be adversely affected by price arbitrage to a greater extent.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies seek to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. The Strategies will seek to prevent such practices to the extent they are detected by the procedures described below. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Strategies, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares.

      This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time.
      Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Strategies, the Strategies will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Strategy will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Strategy that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Strategy will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Strategy that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Strategy shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Strategy shares and avoid frequent trading in Strategy shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Strategies and their agents to detect excessive or short duration trading in Strategy shares, there is no guarantee that the Strategies will be able to identify these shareholders or curtail their trading practices. In particular, the Strategies may not be able to detect excessive or short-term trading in Strategy shares attributable to a particular investor who effects purchase and/or exchange activity in Strategy shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Strategy shares.

HOW THE STRATEGIES VALUE THEIR SHARES

Each Strategy's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Strategy invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV of the Strategy's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Strategy.

The Strategies value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board of Trustees of the AllianceBernstein Porfolios. When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Strategies expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Strategies may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategies believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Trustees have delegated responsibility for valuing a Strategy's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above.

Your order for purchase, sale or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Strategy.

GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Non-U.S. government securities are securities issued or guaranteed, as to payment of principal and interest, by non-U.S. governments, quasi-governmental entities, or governmental agencies or other governmental entities.

Mortgage-related  securities  are pools of mortgage loans that are assembled for
sale  to   investors   (such  as   mutual   funds)  by   various   governmental,
government-related, and private organizations. These securities include:

o     ARMS, which are adjustable-rate mortgage securities;

o     SMRS, which are stripped mortgage-related securities;

o     CMOs, which are collateralized mortgage obligations;

o GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

o FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

o FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Rule 144A Securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

Fitch is Fitch Ratings, Inc., the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds".

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

DESCRIPTION OF THE STRATEGIES
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Strategy's investment objective, principal strategies and risks. Of course, there can be no assurance that any Strategy will achieve its investment objective.

Please note that:

o Additional discussion of the Strategies' investments, including the risks of the investments, can be found in the discussion under "Description of Additional Investment Practices" following this section.

o The description of the principal risks for a Strategy may include risks described in the "Summary of Principal Risks" above. Additional information about the risks of investing in a Strategy can be found in the discussion under "Additional Risk Considerations".

o Additional descriptions of each Strategy's strategies, investments and risks can be found in the Strategies' SAI.

o Except as noted, the Strategies' investment objectives and policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Strategy's portfolio after they are purchased by the Strategy will not cause the Strategy to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES
ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY

AllianceBernstein Wealth Appreciation Strategy seeks long-term growth of capital. The Strategy seeks to achieve its objective by investing in a combination of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser.

In allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. By investing in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. In managing the Underlying Portfolios, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio.

Within each investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

In addition to blending growth and value styles, the Strategy blends each style component across Underlying Portfolios investing in U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions of the Strategy, the Adviser normally targets a blend of Underlying Portfolios investing in approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of the geographical subcomponents of the Strategy's investments in Underlying Portfolios to vary in response to markets, but ordinarily only by +/-5% of the Strategy's net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when the Adviser believes that conditions favoring Underlying Portfolios investing in U.S. or non-U.S. companies are compelling, the range may expand to 10% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy towards the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

The Underlying Portfolios' growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

As one of the largest multinational investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The  Underlying   Portfolios'   value  stocks  are  selected  using  Bernstein's
fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Strategy's targeted blend is an equal weighting of investments in growth and value style Underlying Portfolios (50% each), with approximately 70% of each equity style being invested in Underlying Portfolios investing in U.S. companies and the remaining 30% in Underlying Portfolios investing in companies outside the United States. The Adviser will allow investments in growth and value style Underlying Portfolios to vary in response to markets, but ordinarily only by +/-5% of the Strategy's net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when the Advisor believes that conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy's net assets.

The Strategy may use derivatives, such as options, futures, forwards and swaps.

For temporary defensive purposes, the Strategy may invest without limit in money market instruments. The Strategy may invest up to 15% of its net assets in illiquid securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in the Adviser's opinion, the derivatives have economic characteristics similar to that type of investment.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY

AllianceBernstein Balanced Wealth Strategy seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. The Strategy invests in Underlying Portfolios with equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard  to  taxes  but  also  want  the  risk  diversification  offered  by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy targets its investments in Underlying Portfolios to achieve a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility.

The Strategy's equity component is diversified between Underlying Portfolios that invest in growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment dis-cipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

In allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy generally allocates 60% of its net assets to Underlying Portfolios investing in equity securities and 40% of its net assets to Underlying Portfolios investing in debt securities with a goal of providing moderate upside potential without excessive volatility. By investing in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy.

The Adviser's targeted blend for the Strategy's equity component is an equal weighting of Underlying Portfolios that invest in growth and value stocks (50%
each). The Adviser will also allow the percentage of the Strategy's net assets invested in Underlying Portfolios to vary in response to markets, but ordinarily only by +/-5% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Strategy's equity component in Underlying Portfolios investing across U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions, the Adviser normally targets a blend of approximately 70% in Underlying Portfolios investing in equities of U.S. companies and the remaining 30% in Underlying Portfolios investing in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents of the Strategy's investment in Underlying Portfolios to vary in response to markets, but ordinarily only by +/-5% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

The growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. As one of the largest multinational investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.
Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Strategy targets a 60% weighting for investments in Underlying Portfolios investing in equity securities and a 40% weighting for investments in Underlying Portfolios investing in debt securities. The Adviser will allow the relative weightings of the Strategy's investments in Underlying Portfolios investing primarily in equity and debt securities, respectively, to vary in response to markets, but ordinarily only by +/-5% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, when market conditions favoring one investment style are compelling the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

In selecting fixed-income investments for the Underlying Portfolios the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities for the Underlying Portfolios, these fixed-income investment teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Underlying Portfolios will invest in debt securities of primarily investment grade (including cash and money market instruments), but may also include preferred stock and, when the Adviser believes that conditions favoring them are compelling, lower-rated securities ("junk bonds"). The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by S&P or Ba or lower by Moody's, or in Underlying Portfolios investing in unrated securities deemed to be of comparable quality at the time of purchase by the Adviser. For a description of the ratings referred to above, see Appendix A to the Strategies' SAI. For more information about the risks associated with investment in lower rated securities, see "Lower-Rated Securities" below.

The Strategy may use derivatives, such as options, futures, forwards and swaps. The Strategy may invest up to 15% of its net assets in illiquid securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in the Adviser's opinion, the derivatives have economic characteristics similar to that type of investment.

ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY

AllianceBernstein Wealth Preservation Strategy seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser.

The Adviser will allow the percentage of the Strategy's net assets invested in each Underlying Portfolio to vary, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

The Strategy invests in a portfolio of Underlying Portfolios investing in equity and debt securities that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% in Underlying Portfolios investing in equity securities and 70% in Underlying
Portfolios  investing  in  debt  securities  with a goal  of  providing  reduced volatility and modest upside potential. By investing in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between Underlying Portfolios that invest in growth and value equity investment styles, and between Underlying Portfolios that invest in U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Adviser's targeted blend for the Strategy's equity component is an equal weighting of Underlying Portfolios that invest in growth and value stocks (50% each). The Adviser will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by +/-5% of the Strategy's net assets. Beyond those ranges, the Adviser will generally rebalance the Strategy's equity component toward the targeted blend. However, under extraordinary circumstances, when conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy's net assets.

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Strategy's equity component across Underlying Portfolios investing in U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions, the Adviser normally targets a blend of approximately 70% in Underlying Portfolios that invest in equities of U.S. companies and the remaining 30% in Underlying Portfolios that invest in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by +/-5% of the Strategy's net assets. Beyond those ranges, the Adviser will generally rebalance the Strategy's net assets toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. companies are compelling, the range may expand to 10% of the Strategy's net assets.

The growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. As one of the largest multinational investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally,  the  Strategy's  targeted  blend is a 70%  weighting  for  Underlying
Portfolios  investing in debt  securities  and a 30%  weighting  for  Underlying
Portfolios investing in equity securities. Within the equity component, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style allocated to Underlying Portfolios that invest in U.S. companies and the remaining 30% allocated to Underlying Portfolios that invest in companies outside the United States. The Adviser will allow the relative weightings of these geographical subcomponents to vary, but only within by +/-5% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, when market conditions favoring one investment style are compelling the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation-indexed bonds). In selecting debt securities these fixed-income investment teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Underlying Portfolios, in which the Strategy invests, will invest in fixed-income securities of investment grade at the time of purchase. In the event that the rating of any security held by the Underlying Portfolios falls below investment grade (or, in the case of an unrated security, the Adviser determines that it is no longer of investment grade), the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

The Strategy may use derivatives, such as options, futures, forwards and swaps. The Strategy may invest up to 15% of its net assets in illiquid securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in the Adviser's opinion, the derivatives have economic characteristics similar to that type of investment.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY

AllianceBernstein Tax-Managed Wealth Appreciation Strategy seeks long-term growth of capital. The Strategy invests in an equity portfolio that is designed as a solution for investors who seek tax efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which, follows over 1,500 U.S. and non-U.S. companies. As one of the largest multinational investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies. Normally, the Adviser's targeted blend for the Strategy is an equal weighting of growth and value stocks. The Adviser will allow the relative weightings of the Strategy's growth and value components to vary in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

In addition to blending growth and value styles, the Strategy blends each style component across U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions of the Strategy, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of the geographical subcomponents to vary in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. companies are compelling, the range may expand to 10% of the portfolio.

For temporary defensive purposes, the Strategy may invest without limit in money market instruments.

TAX-MANAGED INVESTING

The Strategy seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders. For example, the Adviser will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. The Adviser may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by the Strategy at different times, the Adviser will generally sell the stock with the highest cost basis first. When liquidating holdings, the Adviser may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to the Strategy.

The Strategy also may:

o invest without limit in non-U.S. securities, although it generally will not invest more than 35% of its total assets in such securities;

o     invest up to 10% of its net assets in convertible securities;

o enter into forward commitments, futures contracts and options on future contracts with respect to securities, indices and currencies;

o buy or sell options on non-U.S. currencies and enter into forward non-U.S. currency exchange contracts;

o     purchase and sell exchange-traded index options;

o write covered exchange-traded call options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to 10% of its total assets;

o make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales;

o     invest up to 5% of its total assets in rights or warrants;

o     invest up to 15% of its net assets in illiquid securities;

o make loans of portfolio securities up to 331/3% of its total assets (including collateral for any security loaned);

o     enter into repurchase agreements; and

o invest up to 10% of its total assets in the securities of companies in emerging markets.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in the Adviser's opinion, the derivatives have economic characteristics similar to that type of investment.

ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY

AllianceBernstein Tax-Managed Balanced Wealth Strategy seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile.

The Strategy's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Adviser's targeted blend for the Strategy's equity component is an equal weighting of growth and value stocks. The Adviser will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, the Adviser will generally rebalance the Strategy's equity component toward the targeted blend.

However,  under  extraordinary  circumstances,   when  conditions  favoring  one
investment style are compelling, the range may expand to 10% of the portfolio.

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Strategy's equity component across U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. companies are compelling, the range may expand to 10% of the portfolio.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which, follows over 1,500 U.S. and non-U.S. companies. As one of the largest multinational investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Strategy targets a 50% weighting for equity securities and a 50% weighting for debt securities. The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as exempt interest dividends (currently, that at least 50% of the Strategy's assets be invested in tax-exempt debt securities). Subject to that tax requirement, the Adviser will allow the relative weightings of the Strategy's debt and equity components to vary in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment style are compelling, the ranges may expand to 10% of the portfolio. In the event that the Code or the related rules, regulations and interpretations of the IRS should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy will become 60% equity securities and 40% debt securities.

In selecting tax-exempt fixed-income investments for the Strategy, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties. In selecting debt securities for the Strategy, these fixed-income investment teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Strategy's fixed-income securities will primarily be investment grade debt securities (including cash and money market instruments), but may also include, when the Adviser believes that conditions favoring them are compelling, lower-rated securities ("junk bonds"). The Strategy will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by S&P or Ba or lower by Moody's, or in unrated securities deemed to be of comparable quality at the time of purchase by the Adviser. For a description of the ratings referred to above, see Appendix A to the Strategies' SAI. For more information about the risks associated with investment in lower rated securities, see "Lower-Rated Securities" below.

The Strategy will at all times hold at least 40% of its total assets in common stocks and securities and convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants. The Strategy's fixed-income asset class will always comprise at least 10%, but never more than 60%, of the its total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Strategy's total assets. For temporary defensive purposes, the Strategy may invest without limit in money market instruments.

TAX-MANAGED INVESTING

The Strategy seeks to maximize after-tax returns to shareholders by investing the debt portion of its portfolio in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders. For example, the Adviser will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the invest-ment is worth the potential savings of a lower capital gains rate. The Adviser may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by the Strategy at different times, the Adviser will generally sell the stock with the highest cost basis first. When liquidating holdings, the Adviser may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to the Strategy.

The Strategy also may:

o invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities;

o     invest up to 10% of its net assets in convertible securities;

o enter into forward commitments, futures contracts and options on future contracts with respect to securities, indices and currencies;

o buy or sell options on non-U.S. currencies and enter into forward non-U.S. currency exchange contracts;

o     enter into interest rate transactions;

o     purchase and sell exchange-traded index options;

o write covered exchange-traded call options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to 10% of its total assets;

o make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales;

o     invest up to 5% of its total assets in rights or warrants;

o     invest up to 15% of its net assets in illiquid securities;

o make loans of portfolio securities up to 25% of its total assets (including collateral for any security loaned);

o     enter into repurchase agreements; and

o invest up to 10% of its total assets in the securities of companies in emerging markets.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in the Adviser's opinion, the derivatives have economic characteristics similar to that type of investment.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH PRESERVATION STRATEGY

AllianceBernstein Tax-Managed Wealth Preservation Strategy seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Adviser's targeted blend for the Strategy's equity component is an equal weighting of growth and value stocks. The Adviser will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, the Adviser will generally rebalance the Strategy's equity component toward the targeted blend. However, under extraordinary circumstances, when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Strategy's equity component across U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. companies are compelling, the range may expand to 10% of the portfolio.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which, follows over 1,500 U.S. and non-U.S. companies. As one of the largest multinational investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Strategy targets a 70% weighting for tax-exempt debt securities and a 30% weighting for equity securities. The Adviser will allow the relative weightings of the Strategy's debt and equity components to vary in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment style are compelling, the foregoing ranges may expand to 10% of the portfolio.

In selecting tax-exempt fixed-income investments for the Strategy, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties. In selecting debt securities for the Strategy, these fixed-income investment teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade (or, in the case of an unrated security, the Adviser determines that it is no longer of investment grade), the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances. The Strategy will at all times hold at least 40% of its total assets in tax-exempt, investment grade, fixed-income securities, each having a duration less than that of a 10-year Treasury bond. In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, for mortgage-backed or asset-backed securities, and non-U.S. and U.S. interest rates). The fixed-income asset class will always comprise at least 50%, but never more than 90%, of the Strategy's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Strategy's total assets. For temporary defensive purposes, the Strategy may invest without limit in money market instruments.

TAX-MANAGED INVESTING

The Strategy seeks to maximize after-tax returns to shareholders by investing the debt portion of its portfolio in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders. For example, the Adviser will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. The Adviser may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by the Strategy at different times, the Adviser will generally sell the stock with the highest cost basis first. When liquidating holdings, the Adviser may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to the Strategy.

The Strategy also may:

o invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities;

o     invest up to 10% of its net assets in convertible securities;

o enter into forward commitments, futures contracts and options on future contracts with respect to securities, indices and currencies;

o buy or sell options on non-U.S. currencies and enter into forward non-U.S. currency exchange contracts;

o     enter into interest rate transactions;

o     purchase and sell exchange-traded index options;

o write covered exchange-traded call options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to 10% of its total assets;

o make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales;

o     invest up to 5% of its total assets in rights or warrants;

o     invest up to 15% of its net assets in illiquid securities;

o make loans of portfolio securities up to 25% of its total assets (including collateral for any security loaned);

o     enter into repurchase agreements; and

o invest up to 10% of its total assets in the securities of companies in emerging markets.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in the Adviser's opinion, the derivatives have economic characteristics similar to that type of investment.

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DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes certain additional investment practices of the Strategies together with associated risks. The AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy do not expect to engage in any of these investment practices directly, pending issuance of an exemptive order by the SEC permitting such Strategies to invest in both Underlying Portfolios and directly in securities.

Derivatives. The Strategies may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Strategies to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Strategies may use derivatives for one or more of these purposes. The use of derivatives may have greater risk if they are used for other than hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Strategy shareholders. A Strategy may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Strategy's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments -- options, futures, forwards, and swaps -- from which virtually any type of derivative transaction can be created.

o Options -- An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures -- A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards -- A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps -- A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Strategy.

Derivatives Used by the Strategies. The following describes specific derivatives that one or more of the Strategies may use.

Forward Currency Exchange Contracts. A Strategy may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Strategy may enter into a forward currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A

Strategy will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the
Strategy's transactions in that currency. When a Strategy believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Strategy's portfolio securities denominated in such foreign currency, or when the Strategy believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Strategy will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Strategy may, in the alternative, enter into a forward currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Strategy believes that the U.S. Dollar value of the currency to be sold pursuant to the forward currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Strategy are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Strategy than if it had not entered into such forward currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Strategy to hedge against a devaluation that is so generally anticipated that the Strategy is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Strategy may purchase options on futures contracts written or purchased by a Strategy that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Strategy's portfolio securities or adversely affect the prices of securities which the Strategy intends to purchase at a later date.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Strategy could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Strategy's position, the Strategy may forfeit the entire amount of the premium plus related transaction costs. For Strategies that may invest in options on currencies, see the Strategy's SAI for further discussion of the use, risks, and costs of options on currencies.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Strategy is "covered" if the Strategy owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Strategy is covered if the Strategy holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Strategy does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Strategy owns or has the right to acquire. A Strategy would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Strategy would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Strategy would experience a loss equal to the premium paid for the option.

If an option written by a Strategy were exercised, the Strategy would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Strategy at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Strategy retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Strategy's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Options purchased or written by a Strategy in negotiated transactions are illiquid and it may not be possible for the Strategy to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an

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

option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Synthetic Foreign Equity Securities. Certain of the Strategies may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Strategies will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Strategies may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Strategies will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps and total return swaps. Most swap agreements provide that when the payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Strategy's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; dollar-denominated payments may be exchanged for non-dollar-denominated payments; and payments tied to the price of one asset, reference rate or index may be exchanged for payments tied to the price of another asset, reference rate or index.

o Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Strategy may be either the buyer or seller in the transaction. As a seller, a Strategy receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Strategy typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Strategy is a buyer and no credit event occurs, the Strategy may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Strategy had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Strategy is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Strategy as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Strategy.

o Currency Swaps. Currency swaps involve the individually negotiated exchange by a Strategy with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Strategy will have contractual remedies under the transaction agreements.

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

o Interest Rate Swaps Caps and Floors. Each Strategy except AllianceBernstein Tax-Managed Wealth Appreciation Strategy may enter into interest rate transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Strategy anticipates purchasing at a later date. A Strategy does not intend to use these transactions in a speculative manner.

      Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

      A Strategy may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Strategy. Each Strategy except AllianceBernstein Tax-Managed Wealth Appreciation Strategy may enter into interest rate swaps involving payments in the same currency or different currencies. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that the Strategy is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Strategy's risk of loss consists of the net amount of interest payments that the Strategy contractually is entitled to receive.

An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by a Strategy entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to the Strategy's limitation on investments in illiquid securities.

Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by the Strategy, if the Strategy covers the transaction or segregates sufficient liquid assets.

The use of a swap transaction involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

Non-Publicly Traded Securities. Each Strategy may invest in securities that are not publicly traded, including Rule 144A Securities. The sale of these securities is usually restricted under the Federal securities laws, and market quotations may not be readily available. As a result, a Strategy may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may be able to sell them only at less than fair market value. Investment in these securities is restricted to 5% of a Strategy's total assets (not including for these purposes Rule 144A Securities, to the extent permitted by applicable law) and is also subject to the Strategies' restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Trust's Board of Trustees. For additional information, see the SAI.

Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Strategies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Strategy will indirectly bear its

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proportionate  share of expenses incurred by REITs in which the Strategy invests in addition to the expenses incurred directly by the Strategy.

Mortgage-Backed Securities and Related Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Strategy that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Adjustable Rate Securities. Each Strategy may invest in adjustable rate securities. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Lower-Rated Securities. The AllianceBernstein Tax-Managed Balanced Wealth Strategy may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's or BB or lower by S&P or Fitch, or, if unrated, judged by Alliance to be of comparable quality ("Lower-Rated Securities"). The Strategy will generally invest in securities rated at the time of purchase at least Caa- by Moody's or CCC- by S&P or Fitch, or in unrated securities judged by Alliance to be of comparable quality at the time of purchase. However, from time to time, the Strategy may invest in securities rated in the lowest grades of Moody's, S&P or Fitch, or in unrated securities judged by Alliance to be of comparable quality, if Alliance determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P are in default.

As with other fixed-income securities, Lower-Rated Securities are subject to credit risk and market risk and their yields may fluctuate. Lower-Rated Securities are subject to greater credit risk (and potentially greater incidence of default) than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. The prices of Lower-Rated Securities also are generally subject to greater market risk, and therefore react more sharply to changes in interest rates. The capacity of issuers of Lower-Rated Securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. Furthermore, the value and liquidity of Lower-Rated Securities may be diminished by adverse publicity or investor perceptions, whether or not factual. Because Lower-Rated Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Strategies to sell Lower-Rated Securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. Thinly traded Lower-Rated Securities may be more difficult to value accurately for the purpose of determining the Strategies' net asset value. In addition, the values of such securities may be more volatile.

Alliance will try to reduce the risk inherent in investment in Lower Rated Securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for Lower-Rated Securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing

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a Strategy's  securities  than would be the case if a Strategy did not invest in
Lower-Rated Securities.

In seeking to achieve a Strategy's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Strategy's portfolio will be unavoidable. Moreover, medium-rated securities, Lower-Rated Securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Strategy.

Some Lower-Rated Securities in which the Strategy may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Strategy may be required to reinvest redemption or call proceeds during a period of relatively low interest rates, resulting in a decreased rate of return to the Strategy. The credit ratings issued by Moody's, S&P and Fitch, a description of which is included as Appendix A to the Strategy' SAI, are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Lower-Rated Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, Alliance conducts its own independent credit analysis of Lower-Rated Securities.

When a Strategy invests in securities in the lower rating categories, the achievement of the Strategy's goals is more dependent on Alliance's ability than would be the case if the Strategy were investing in higher-rated securities. In the event that the credit rating of a Lower-Rated Security held by a Strategy falls below its rating at the time of purchase (or, in the case of unrated securities, Alliance determines that the quality of such security has deteriorated since purchased by the Strategy), the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of Alliance, such investment is appropriate under the circumstances. Securities rated Baa by Moody's or BBB by S&P or Fitch or judged by the Adviser to be of comparable quality share some of the speculative characteristics of the Lower-Rated Securities described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Equity-Linked Debt Securities. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Strategy. As with any debt securities, the values of equity linked debt securities will generally vary inversely with changes in interest rates. A
Strategy's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Strategy is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Strategy could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Loans of Strategy Securities. Each Strategy may lend portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Strategy may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Strategy any income from the securities. The Strategy may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Strategy's investment risks. Each Strategy will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Strategy may pay reasonable finders', administrative and custodial fees in connection with a loan.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few

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days later.  The resale price is greater than the purchase price,  reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Strategy to keep all of its assets at work
while  retaining  "overnight"   flexibility  in  pursuit  of  investments  of  a
longer-term nature. If a vendor defaults on its repurchase obligation, a Strategy would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Strategy might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Strategy enters into repurchase agreements.

Rights and Warrants. A Strategy will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Strategy's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Strategy may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Strategy to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Strategy may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). In addition, when a Strategy believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Strategy's securities denominated in such foreign currency, or when a Strategy believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If Alliance were to forecast incorrectly the direction of exchange rate movements, a Strategy might be required to complete such when issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Strategy enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Strategy chooses to dispose of the right to acquire a when issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Strategy assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Strategy's net asset value.

Illiquid Securities. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Strategy may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Strategy's investments in illiquid securities. Rule 144A Securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Strategy.

A Strategy that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Strategy may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Municipal Securities. Municipal securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Adviser, in the opinion of bond counsel at the

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time of issuance,  exempt from federal income tax. Municipal  securities include
"private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

The two principal classifications of municipal securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some municipal securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Strategies' Board, the Adviser will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases or other debt obligations of state or local governmental entities. Some municipal securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the investment objectives of the AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy depends in part on the continuing ability of the issuers of municipal securities in which the Strategies invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future. After purchase by a Strategy, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Strategy. Neither event requires sales of such a security by the relevant Strategy, but the Adviser will consider such event in its determination of whether the Strategy should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with each relevant Strategy's quality criteria.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by a Strategy and the value of the Strategy would be affected. Additionally, the Adviser would reevaluate the Strategy's investment objective and policies.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Strategy may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Strategy's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Strategy, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Strategy would have to be exercised in order for the Strategy to realize any profit and (ii) the Strategy may not be able to sell currencies or portfolio securities covering an option written by the Strategy until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Strategies will be able to utilize these instruments effectively. In

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addition,  a  Strategy's  ability  to engage in  options,  futures  and  forward contract transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Strategy for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Strategy is included in the "Financial Highlights" section of this Prospectus. The Strategies are actively managed and, in some cases in response to market conditions, a Strategy's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Strategy and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Future Developments. A Strategy may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Strategy, or are not available but may yet be developed, to the extent such investment practices are consistent with the Strategy's investment objective and legally permissible for the Strategy. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Temporary Defensive Position. For temporary defensive purposes, to attempt to respond to adverse market, economic, political or other conditions, each Strategy may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality (depending on the Strategy) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Strategies that may invest in non-U.S. countries, such securities also may include short-term, non-U.S.-currency denominated securities of the type mentioned above issued by non-U.S. governmental entities, companies and supranational organizations. While the Strategies are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio  Holdings.  Alliance  publishes a complete  schedule of the  portfolio holdings for the AllianceBernstein Wealth Strategies monthly on www.AllianceBernstein.com (click on the "US-INVESTORS" link, then click on the "Pricing & Performance" quick link, then select the Strategy, then click on the "Holdings" link). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities a Strategy holds, a summary of the Strategy's top ten holdings (including name and the percentage of the Strategy's assets invested in each holding), and a percentage of the breakdown of the Strategy's investments by country, sector and industry, as applicable. The Strategies' SAI includes a description of the policies and procedures that apply to disclosure of each Strategy's portfolio holdings. These policies and procedures are also available at www.AllianceBernstein.com.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Strategies involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Each of the Strategies may invest some portion of its assets in securities denominated in non-U.S. currencies. The Strategies receive a corresponding portion of their revenues in non-U.S. currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain non-U.S. currencies relative to the U.S. Dollar. These changes will affect a Strategy's net assets, distributions and income. If the value of the non-U.S. currencies in which a Strategy receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Strategy distributions, the Strategy may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Strategy must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Strategy incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Strategy may engage in currency hedging transactions, as described above, which involve certain special risks.

Non-U.S. Securities. The securities markets of many non-U.S. countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Strategy whose investments include non-U.S. securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain non-U.S. countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Strategy. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on non-U.S. capital remittances.

A Strategy also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment.

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Investing in local  markets may require a Strategy to adopt  special  procedures that may involve additional costs to a Strategy. These factors may affect the liquidity of a Strategy's investments in any country and Alliance will monitor the effect of any such factor or factors on a Strategy's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many non-U.S. countries are generally higher than in the United States.

Issuers of securities in non-U.S. jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of non-U.S. countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in non-U.S. securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S. country and the Strategy's investments. In such events, a Strategy could lose its entire investment in the country involved. In addition, laws in non-U.S. countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Strategy than that provided by U.S. laws.

Non-U.S. Fixed-Income Obligations. To the extent that they invest in non-U.S. fixed-income obligations, certain of the Strategies are subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. As a result, a Strategy may be unable to obtain or enforce judgments against non-U.S. entities.

Fixed-Income Securities. The value of each Strategy's shares will fluctuate with the value of its investments. The value of each Strategy's investments in fixed-income securities, will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

In periods of increasing interest rates, each of the Strategies may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Strategy's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investment in Fixed-Income Securities Rated Baa and BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment  in  Lower-Rated  Securities.  The risks of investing in  Lower-Rated
Securities   are   described   in   "Description   of   Additional    Investment
Practices-Lower-Rated Securities" above.

Unrated Securities. Unrated securities will also be considered for investment by the Strategies when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Strategy to a degree comparable to that of rated securities which are consistent with the Strategy's objective and policies.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. Under certain interest rate and prepayment rate scenarios, the Strategy may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Strategy reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES OF
UNDERLYING PORTFOLIOS

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES
ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO

AllianceBernstein U.S. Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that Bernstein determines are undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. Bernstein relies heavily on the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below. Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of U.S. companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

Bernstein's fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000TM Value Index.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Portfolio. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Portfolio volatility.

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO

AllianceBernstein U.S. Large Cap Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio thus differs from more typical equity mutual funds by focusing on a relatively small number of intensively researched companies.

Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "large capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(r) Growth Index. While the market capitalizations of companies in the Russell 1000(r) Growth Index ranged from $501 million to almost $381 billion as of March 31, 2005, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Within the investment framework of the Portfolio, Alliance's Large Cap Growth Group has responsibility for managing the Portfolio. In selecting the Portfolio's investments, this Group will follow a structured, disciplined research and investment process as described below.

Alliance relies heavily on the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

AllianceBernstein Global Real Estate Investment Portfolio seeks a total return from a combination of income and long-term growth of capital by investing primarily in equity securities of U.S. and non-U.S. issuers that are primarily engaged in or related to the real estate industry.

The Portfolio normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Portfolio may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described under "Description of Additional Investment Practices."

In selecting Real Estate Equity Securities, Bernstein's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. Bernstein believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of Bernstein, their market price does not adequately reflect this potential. In making this determination, Bernstein will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that Bernstein may determine from time to time to be relevant. Bernstein will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio,

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REITs are not taxed on income  distributed to shareholders  provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Bernstein believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets diversified geographically and by property type.

To implement the Portfolio's research and investment process, Bernstein has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. As consultant to Bernstein, CBRE provides access to its proprietary model, REIT-Score, which analyzes thousands of properties. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals allows Bernstein to place information in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Portfolio.

Bernstein further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Bernstein makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Bernstein. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Bernstein to have undergone similar credit-quality deterioration, subsequent to purchase by the Portfolio.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

AllianceBernstein International Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio's investment policies emphasize investment in companies that Bernstein determines are undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. Bernstein relies heavily on the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. The research staff begins with a global research

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

universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Portfolio's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked based on the disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. Bernstein's team of quantitative analysts builds valuation and risk models to ensure that the Portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Portfolio volatility by favoring those top ranked securities that also tend to diversify the Portfolio's risk.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

AllianceBernstein International Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of a limited number of large, carefully selected, high-quality non-U.S. companies that Alliance believes are likely to achieve superior earnings growth. The Portfolio makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.

Normally, about 60 companies will be represented in the Portfolio, with the 35 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Portfolio's net assets. The Portfolio thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. Alliance expects that the market capitalization of the companies represented in the Portfolio will generally be in excess of $3 billion.

Within the investment framework of the Portfolio, Alliance's International Large Cap Growth Group has responsibility for managing the Portfolio. In selecting the Portfolio's investments, this Group will follow a structured, disciplined research and investment process as described below.

Alliance relies heavily on the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 1200 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on identifying companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance continually adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. The majority of the equity securities purchased for the Portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Portfolio usually invests approximately 70% of its net assets in the approximately 35 most highly regarded of these companies. The Portfolio's emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

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

The Portfolio diversifies its investments among at least four, and usually considerably more, countries. To the extent that the Portfolio concentrates more than 15% of its total assets within one region or country, the Portfolio may be subject to any special risks associated with that region or country. During such times, the Portfolio would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Portfolio may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Portfolio normally will not make significant use of currency hedging strategies.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Portfolio's positions. To the extent consistent with local market liquidity considerations, the Portfolio will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Portfolio will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO

AllianceBernstein Short Duration Bond Portfolio seeks to provide a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities.

The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the US Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

The Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. If a security has a split rating, then the Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB by Moody's, S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. Alliance may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around three years, it will lose about 3% in principal should interest rates rise 1% and gain about 3% in principal should interest rates fall 1%.

To identify attractive bonds for the Portfolio, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO

AllianceBernstein Intermediate Duration Bond Portfolio seeks to provide a moderate to high rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities.

The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the US Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

The Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. If a security has a split rating, then the Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB by Moody's, S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

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

Unrated securities may be purchased by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. Alliance may moderately shorten the average duration of the Portfolio when they expect interest rates to rise and modestly lengthen the average duration when they anticipate that rates will fall.

The Portfolio seeks to maintain a relatively longer duration of four to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

To identify attractive bonds for the Portfolio, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration bonds, this Portfolio has greater interest-rate risk than the AllianceBernstein Short Duration Bond Portfolio.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

ALLIANCEBERNSTEIN INFLATION PROTECTED SECURITIES PORTFOLIO

AllianceBernstein Inflation Protected Securities Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes by investing primarily in inflation-indexed bonds of varying maturities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. Assets not invested in inflation-indexed bonds may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities and mortgage-related securities, as well as other securities of U.S. and non-U.S. issuers.

The Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. If a security has a split rating, then the Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB by Moody's, S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

Alliance manages the Portfolio to have overall interest rate risk similar to the Lehman Brothers U.S. TIPS 1-10 year Index. As of April 30, 2005, the index's duration was 5.75 years. To calculate average portfolio duration, Alliance includes the duration of inflation-indexed portfolio securities with respect to changes in real interest rates and the duration of non-inflation-indexed portfolio securities with respect to changes in nominal interest rates.

To identify attractive bonds for the Portfolio, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

Inflation-indexed bonds tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. In response to market, economic, political, or other conditions, Alliance may temporarily use a different investment strategy for defensive purposes. If Alliance does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO

AllianceBernstein High-Yield Portfolio seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective.

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

The Portfolio normally invests in high yield debt securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or, if unrated, of equivalent quality.

The Portfolio may invest a portion of its assets in foreign fixed-income securities. The Portfolio may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Portfolio also may invest in:

o     U.S. Government securities;

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to these companies;

o corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; and

o     floating rate or master demand notes.

ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO

AllianceBernstein Small-Mid Cap Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall U.S. equity market. This means that under normal market conditions the Portfolio will invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 2500(tm) Value Index. While the market capitalizations of companies in the Russell 2500(tm) Value Index ranged from $41 million to approximately $7.8 billion as of March 31, 2005, the Portfolio normally will not invest in companies with market capitalizations exceeding $5 billion at the time of purchase. The Portfolio's investment policies emphasize investments in companies that are determined by Bernstein to be undervalued, using a fundamental value approach.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Bernstein relies heavily on its fundamental analysis and research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 2500 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio or the price to book ratio to target approximately 500 companies for further analysis by the research staff and the Portfolio's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the Russell 2500 by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

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A security generally will be sold when it no longer meets appropriate  valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO

AllianceBernstein Small-Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall U.S. equity market. This means that under normal market conditions the Portfolio will invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "small- and mid-cap companies" are defined as companies that have, at the time of purchase, market capitalizations in the greater of the range of companies constituting the Russell 2500(tm) Growth Index or between $1 and $6 billion. The market caps of companies in the Russell 2500(tm) Growth Index ranged from $27 million to $7.8 billion as of March 31, 2005. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets. The Portfolio's investment policies emphasize investments in companies with strong earnings growth potential.

Alliance believes strong and improving company fundamentals, especially earnings, drive superior small- and mid-cap growth stock returns. While Alliance believes market inefficiencies can exist in the short-term, ultimately a stock's price comes to reflect its expected earnings growth. Such inefficiencies exist across the capitalization spectrum, but are more prevalent in the small- and mid-cap market where there is a general dearth of in-depth research and a greater inefficiency of information flow relative to the large cap market. Therefore, Alliance believes that research-driven stock selection is a critical driver of returns over the long term.

Alliance's Small Cap Growth Team (the "Team") employs a highly disciplined stock selection process that combines in-depth fundamental research with quantitative analysis to identify high quality, rapidly growing companies with strong earnings growth potential. The Team is comprised of experienced sector portfolio analyst/managers, including resources devoted to quantitative analysis. The portfolio analyst/managers each have primary responsibility for research and stock selection within their particular sectors of expertise, but will also draw on the broader growth resource efforts of Alliance from time to time.

The Team first uses quantitative screens, growth screens, and industry sources to narrow the initial small- and mid-cap universe of approximately 1,200 stocks to a small- and mid-cap working universe of approximately 400 stocks. Stocks within the working universe are then ranked from both a fundamental and a quantitative standpoint with the rankings normalized by sector.

The Team intensively researches the stocks in the working universe and also draws upon Alliance's deep fundamental research resources. Meetings with company managements serve as one of the most critical aspects of this research process. Thus, the Team typically conducts over 1,000 research meetings with company managements each year. The Team summarizes its fundamental research findings by ranking companies based on expected return for a six- to 18 month time horizon. This fundamental ranking significantly drives the Team's overall view of a stock's attractiveness.

Additionally, the Team uses a proprietary earnings momentum model to rank stocks from a quantitative standpoint using inputs that include earnings revision, earnings momentum, earnings acceleration, and earnings surprise. These inputs are used to determine the quantitative ranking of all stocks.

The Team combines the fundamental and quantitative rankings to arrive at a final overall score for each stock. The combined stock ranks fall into one of three categories--buy, neutral or sell. Typically, the top 30% of these stocks represent buy candidates. The final portfolio typically holds approximately 60-90 stocks broadly diversified by sector. The portfolio analysts/managers also consider various factors, including liquidity, fundamental catalysts, and broader portfolio objectives, when determining which stocks to purchase. Based upon additional portfolio construction considerations, the Portfolio may invest up to 10% of its assets in companies not included in its working universe.

The Team's sell discipline is also focused on fundamentals. Security positions may be reduced or sold because, among other things, a stock has become fully valued or there has been a change in the company's growth prospects or other fundamentals. Any stock that falls into the sell category (bottom 30%) will be sold subject to risk management and market conditions. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security. The Portfolio will seek to control its stock-specific risk related to market cap appreciation by limiting position sizes to no more than 5% of the Portfolio's assets.

The Portfolio invests principally in equity securities, but may also invest from time to time in preferred stocks. The Portfolio also may invest in the securities of non-U.S. issuers listed on a U.S. exchange.

DESCRIPTION OF INVESTMENT PRACTICES OF THE UNDERLYING PORTFOLIOS

This section describes the Underlying Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

Non-Publicly Traded Securities. Each Underlying Portfolio may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under the Federal securities laws, and market quotations may not be readily available. As a result, an Underlying Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may be able to sell them only at less than fair market value. Investment in these securities is restricted to 5% of an Underlying Portfolio's total assets (not including for these purposes Rule 144A Securities, to the extent permitted by applicable law) and is also subject to the Underlying Portfolios' restriction

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

against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Trust's Board of Trustees. For additional information, see the SAI.

Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. An Underlying Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Underlying Portfolio invests in addition to the expenses incurred directly by the Underlying Portfolio.

Mortgage-Backed Securities and Related Risks. Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Mortgage-related securities typically are securities representing interests in pools of mortgage loans made to homeowners. The mortgage loan pools may be assembled for sale to investors (such as the Underlying Portfolios) by governmental or private organizations. These securities include adjustable rate mortgages ("ARMs"), stripped mortgage-related securities ("SMRS"), CMOs, and GNMA, FNMA and FHLMC certificates. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Variable, Floating and Inverse Floating Rate Securities. These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Asset-Backed Securities. The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used is mortgage securitizations. Asset-backed securities may also include commercial mortgage-backed securities.

Currency Swaps. Currency swaps involve the individually negotiated exchange by an Underlying Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Underlying Portfolio will have contractual remedies under the transaction agreements.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, an Underlying Portfolio could be required at times to liquidate other investments in order to satisfy its dividend requirements.

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

Options and Futures

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by an Underlying Portfolio is "covered" if the Underlying Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by an Underlying Portfolio is covered if the Underlying Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is used for cross-hedging purposes if an Underlying Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security that the Underlying Portfolio owns or has the right to acquire. An Underlying Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, an Underlying Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss equal to the premium paid for the option.

If an option written by an Underlying Portfolio were exercised, the Underlying Portfolio would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Underlying Portfolio at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. An Underlying Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Portfolio's turnover rate, especially during periods when market prices of the underlying securities appreciate. Options purchased or written by an Underlying Portfolio in negotiated transactions are illiquid and it may not be possible for the Underlying Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Non-U.S. Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and an Underlying Portfolio could be required to purchase or sell non-U.S. currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to an Underlying Portfolio's position, the Underlying Portfolio may forfeit the entire amount of the premium plus related transaction costs. For Underlying Portfolios that may invest in options on non-U.S. currencies, see the Underlying Portfolios' SAI for further discussion of the use, risks, and costs of options on non-U.S. currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or non-U.S. currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, non-U.S. currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Underlying Portfolio will be traded on exchanges worldwide or over the counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Underlying Portfolio intends to purchase at a later date.

An Underlying Portfolio will engage in transactions in futures contracts and options on futures contracts only to the extent the transactions constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission. An Underlying Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Underlying Portfolio and the currencies and futures contracts subject to outstanding options written by the Underlying Portfolio would exceed 50% of its total assets.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, an Underlying Portfolio may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue

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to an  unlimited  extent over a period of time.  In  addition,  the  correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

An Underlying Portfolio's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by an Underlying Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Underlying Portfolio would have to be exercised in order for the Underlying Portfolio to realize any profit and (ii) the Underlying Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Underlying Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Underlying Portfolios will be able to utilize these instruments effectively. In addition, an Underlying Portfolio's ability to engage in options, futures and forward contract transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to an Underlying Portfolio for U.S. federal income tax purposes.

Loans of Portfolio Securities. Each Underlying Portfolio may lend portfolio securities amounting to not more than 331/3% of its total assets. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Underlying Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Underlying Portfolio any income from the securities. The Underlying Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. Each Underlying Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. An Underlying Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit an Underlying Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, an Underlying Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, an Underlying Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Underlying Portfolio enters into repurchase agreements.

Rights and Warrants. An Underlying Portfolio will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Underlying Portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within three months after the transaction, but an Underlying Portfolio may negotiate settlements beyond three months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables an Underlying Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. If Alliance were to forecast incorrectly the direction of exchange rate, interest rate, and price movements, an Underlying Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but an Underlying Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If an Underlying Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Underlying Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Underlying Portfolio's net asset value.

Forward Non-U.S. Currency Exchange Contracts. An Underlying Portfolio may purchase or sell forward non-U.S. currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward non-U.S. currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

An Underlying Portfolio may enter into a forward non-U.S. currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Portfolio will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Portfolio's transactions in that currency. When Alliance believes that a non-U.S. currency may suffer a substantial decline against the U.S. Dollar, a Portfolio may enter into a forward sale contract to sell an amount of that non-U.S. currency approximating the value of some or all of the Underlying Portfolio's securities denominated in such non-U.S. currency, or when Alliance believes that the U.S. Dollar may suffer a substantial decline against a non-U.S. currency, an Underlying Portfolio may enter into a forward purchase contract to buy that non-U.S. currency for a fixed dollar amount ("position hedge"). An Underlying Portfolio will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, an Underlying Portfolio may, in the alternative, enter into a forward non-U.S. currency exchange contract to sell a different non-U.S. currency for a fixed U.S. Dollar amount where the Underlying Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward non-U.S. currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Underlying Portfolio are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Underlying Portfolio than if it had not entered into such forward non-U.S. currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for an Underlying Portfolio to hedge against a devaluation that is so generally anticipated that the Underlying Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Illiquid Securities. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, an Underlying Portfolio may not be able to realize their full value upon sale. Alliance will monitor the liquidity of an Underlying Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by an Underlying Portfolio.

An Underlying Portfolio that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are the securities of non-U.S. issuers, there is no law in many of the countries in which an Underlying Portfolio may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded securities of non-U.S. issuers.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

Each of the Underlying Portfolios also may:

o Write covered put and call options and purchase and buy put and call options on U.S. and non-U.S. securities, currencies, market and financial indices, and other derivatives and financial instruments;

o Enter into forward commitments, futures contracts, and options on futures contracts with respect to U.S. and non-U.S. securities, currencies, and market and financial indices;

o     Enter into foreign currency exchange contracts;

o     Enter into swap transactions;

o     Enter into repurchase agreements and reverse repurchase agreements;

o     Enter into standby commitment agreements;

o     Invest in convertible securities;

o     Invest up to 15% of its total assets in illiquid securities;

o     Invest   in  the   securities   of   supranational   agencies   and  other
      "semi-governmental" issuers;

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

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

o Make secured loans of portfolio securities of up to 331/3% of its total assets; and

o Invest in depositary receipts, Exchange Traded Funds ("ETFs"), and other derivative instruments representing securities of companies or market indices.

The AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, and the AllianceBernstein Small-Mid Cap Growth Portfolio each also may:

o     Invest up to 20% of its total assets in rights and warrants.

The   AllianceBernstein   Short  Duration  Bond   Portfolio,   AllianceBernstein
Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio each also may:

o     Invest in variable, floating, and inverse floating rate investments; and

o     Invest in zero coupon and interest-only or principal-only securities.

More information about the Underlying Portfolio's investment practices and associated risks can be found in the Strategies' SAI.

Future Developments. An Underlying Portfolio may, with appropriate notice to shareholders, take advantage of other investment practices that are not currently contemplated for use by the Underlying Portfolios, or are not available but may yet be developed, to the extent such investment practices are consistent with the Underlying Portfolio's investment objective and legally permissible for the Underlying Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Underlying Portfolio Turnover. Each of the Underlying Portfolios is actively managed and, in some cases in response to market conditions, an Underlying Portfolio's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Underlying Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, an Underlying Portfolio may reduce its position in equity securities and invest, without limit, in certain types of short-term, liquid, high grade or high quality debt securities and in lower-rated securities and convertible securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of debt securities including notes and bonds. Such securities also may include foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While an Underlying Portfolio invests for temporary defensive purposes, it may not meet its investment objective.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

Alliance  publishes  a  complete  schedule  of the  portfolio  holdings  for the
Underlying Portfolios monthly on www.AllianceBernstein.com (click on the "US-INVESTORS" link, then click on the "Pricing & Performance" quick link, then select the Underlying Portfolio, then click on the "Holdings" link). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities an Underlying Portfolio holds, a summary of the Portfolio's top ten holdings (including name and the percentage of the Underlying Portfolio's assets invested in each holding), and a percentage of the breakdown of the Portfolio's investments by country, sector and industry, as applicable. The Portfolios' SAI includes a description of the policies and procedures that apply to disclosure of each Underlying Portfolio's holdings. These policies and procedures are also available at www.AllianceBernstein.com.

MANAGEMENT OF THE STRATEGIES
--------------------------------------------------------------------------------

ADVISER

As noted above, each Strategy's investment adviser is Alliance Capital Management L.P, 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of September 30, 2004 totaling approximately $487 billion (of which approximately $162 billion represented assets of investment companies). As of September 30, 2004, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 39 of the nation's Fortune 100 companies), for public employee retirement funds in 40 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies, with more than 125 separate portfolios, managed by the Adviser currently have approximately 6.8 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities to the Strategies. For these advisory services, each of the Strategies paid Alliance during the fiscal year ended August 31, 2004 a percentage of average daily net assets as follows:

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

                                    Fee as Strategy
                                 average percentage of          Fiscal Year or
Strategy                       average daily net assets*         Period Ended
--------                       --------------------------      ----------------

AllianceBernstein Wealth
  Appreciation Strategy                  0.44%                      8/31/04

AllianceBernstein
  Balanced Wealth Strategy               0.33%                      8/31/04

AllianceBernstein
  Wealth Preservation
Strategy                                 0.07%                      8/31/04

AllianceBernstein Tax-Managed
  Wealth Appreciation
  Strategy                               0.08%                      8/31/04

AllianceBernstein Tax-Managed
  Balanced Wealth Strategy               0.28%                      8/31/04

AllianceBernstein Tax-Managed
  Wealth Preservation
  Strategy                               0.29%                      8/31/04

--------------------------------------------------------------------------------
* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Strategies" at the beginning of the Prospectus for more information about fee waivers.

PORTFOLIO MANAGER

The management of and investment decisions for the Strategies are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. Day-to-day responsibility for coordinating the Strategies' investments resides with Seth Masters, the Chief Investment Officer of the Blend Investment Policy Team. Mr. Masters is an Executive Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, with which he has been associated in a substantially similar capacity to his current position since 2002. Prior to 2002, Mr. Masters was the Adviser's Chief Investment Officer for Emerging Markets Value Equities.

LEGAL PROCEEDINGS

As has been previously reported in the press, the staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

      (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order.

            According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

      (ii)  Alliance agreed to reduce the advisory fees it receives from some of
            the  AllianceBernstein   long-term,   open-end  retail  funds  until
            December 31, 2008; and

      (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the Strategies, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waiving a portion of the advisory fee it receives for managing the Strategies. On September 7, 2004, each Strategy's advisory agreement was amended to reflect the reduced advisory fee.

A special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Trustees of the Strategies (the "Independent Trustees") have initiated an investigation of the abovementioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the AllianceBernstein Growth Fund, a series of the AllianceBernstein Portfolios; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits malting factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the Strategies as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

Alliance and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the Commission of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The Commission has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The Commission and the National Association of Securities Dealers, Inc. ("NASD") have issued subpoenas to Alliance in connection with this matter and Alliance has provided documents and other information to the Commission and the NASD and is cooperating fully with their investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants, and others may be filed.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the Strategies' shares or other adverse consequences to the Strategies. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Strategies.

PERFORMANCE OF EQUITY AND FIXED INCOME INVESTMENT TEAMS

The performance shown above in the risk/return summary for each of AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy for periods prior to September 2, 2003 reflects such Strategies' performance under their former investment policies, and may not be representative of the performance the Strategies would have achieved had their current investment policies been in effect during such periods. Although the Strategies themselves have limited performance history under their current investment policies, certain of the investment teams employed by the Adviser in managing each Strategy have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Strategies they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Strategies, as registered investment companies, are subject and which, if applicable to the Historical
Accounts,  may  have  adversely  affected  the  performance  of  the  Historical
Accounts.

Set forth below is performance data provided by the Adviser relating to the Historical Accounts managed by investment teams that manage the Strategy's assets. Performance data is shown for the period during which the relevant investment team of Alliance or its Bernstein unit managed the Historical Accounts through September 30, 2004. The aggregate assets for the Historical Accounts managed by each investment team as of September 30, 2004 are also shown. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Strategies, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Strategies. Expenses associated with the distribution of Class A, Class B and Class C shares of the Strategies in accordance with the plan adopted by the Trustees of the Trust under Commission Rule

12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

Alliance has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap Value and Emerging Markets Value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indexes. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000 Growth index is designed to include those Russell 1000 securities higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000 Value index is designed to include those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

The Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI-EAFE Index") is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 20 developed market countries from Europe, Australia, Asia and the Far East.

The Morgan Stanley Capital International Emerging Market Free Index (the "MSCI EMF Index") is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets, which consists of 26 emerging market country indices.

As of the close of May 30, 2003, MSCI implemented an enhanced methodology for the MSCI Global Value and Growth Indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes-three for value and five for growth including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index and a growth index, each targeting 50% of the free float adjusted market capitalization of the underlying country index. Country Value/Growth indices are then aggregated into regional Value/Growth indices.

The Lehman US Credit Bond Index Unhedged is the U.S. Credit component of the U.S. Government/Credit index. The unmanaged index is comprised of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

The Lehman Intermediate US Credit Unhedged is the Intermediate component of the U.S. Credit index. Securities in the intermediate maturity range of the unmanaged U.S. Credit Index must have a maturity from 1 up to (but not including) 10 years.

The  Lehman  1-10 Year TIPS  Index is the 1-10 year  maturity  component  of the
unmanaged   U.S.    Treasury    Inflation    Notes   index   and   consists   of
Inflation-Protection securities issued by the U.S. Treasury.

The Lehman 1 Year Muni Bond Index is an unmanaged market value weighted index comprised of municipal securities with maturities of at least one year and a minimum credit rating of Baa.

The Lehman 5 Year General Obligation Muni Bond Index is an unmanaged composite measure of total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities in this index include ratings categories A and Aaa.

The FTSE EPRA/NAREIT Global Real Estate Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The Merrill Lynch US High Yield Master II Index is an unmanaged index of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. Qualifying bonds must have at least one year remaining term to maturity and must be rated below investment grade based on a composite of Moody's and S&P.

The Merrill Lynch US Treasury 1-3 Year Index is an unmanaged  index comprised of
US  Government   securities,   including  agency   securities,   with  remaining
maturities, at month end, of one to three years.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Strategy managed by that investment team relative to the index would be reduced by the Strategy's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Strategy's shareholders of sales charges and income taxes.

The performance data on the following pages is provided solely to illustrate each investment team's performance in managing the Historical Accounts as measured against certain broad based market indices. The performance of each Strategy will be affected both by the performance of each investment team managing a portion of the Strategy's assets and by Alliance's allocation of the Strategy's portfolio among its various investment teams. If some or all of the investment teams employed by Alliance in managing a Strategy were to perform relatively poorly, and/or if Alliance were to allocate more of the Strategy's portfolio to relatively poorly performing investment teams, the performance of the Strategy would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Strategies.

                               HISTORICAL ACCOUNTS

For Periods ended September 30, 2004, with their Aggregate Assets as of September 30, 2004

                                              Assets                                                         Since      Inception
Investment Teams and Benchmarks            (in millions)     1 Year     3 Years     5 Years     10 Years   Inception      Date
-------------------------------           ---------------  ----------  ----------  ----------  ----------  ----------  ----------
Equity
------------------------------------------------------------------------------------------------------------------------------------
US Large Cap Growth                          $21,031.0        6.53%      -1.19%      -6.67%      10.36%     14.79*%     12/31/77
  Russell 1000 Growth                                         7.51%       1.61%      -6.78%       8.71%
------------------------------------------------------------------------------------------------------------------------------------
US Large Cap Value                           $15,108.4       18.70%       8.92%       7.36%                  6.79%       3/31/99
  Russell 1000 Value                                         20.51%       7.57%       4.31%                  3.98%
------------------------------------------------------------------------------------------------------------------------------------
International Large Cap Growth               $ 1,838.5       18.14%       9.61%       0.20%       4.93%      6.49%      12/31/90
  MSCI EAFE Growth                                           16.66%       7.12%      -4.37%       1.65%      3.18%
------------------------------------------------------------------------------------------------------------------------------------
International Large Cap Value                $ 3,410.4       26.83%      15.05%       5.82%       9.00%     10.19%       6/30/92
  MSCI EAFE Value                                            27.54%      11.10%       2.49%       6.26%      8.64%
------------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth                         $ 1,344.6       16.13%       6.99%                             -7.82%       9/30/00
  Russell 2500 Growth Index                                  11.69%       9.21%                             -7.13%
------------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Value                          $   687.8       25.95%      18.42%                             15.72%      12/31/00
  Russell 2500 Value Index                                   24.56%      17.56%                             12.06%
------------------------------------------------------------------------------------------------------------------------------------
Global Real Estate                           $   101.5       32.34%                                         32.34%       9/30/03
  EPRA/NAREIT Index (Global REIT)                            30.92%                                         30.92%
------------------------------------------------------------------------------------------------------------------------------------

Fixed Income
SCB Short Duration Plus Fund                 $   422.9        1.37%       3.18%       4.83%       5.32%      5.94%      12/31/88
  Merrill Lunch 1-3 yr. Treasury Index                        1.13%       3.19%       5.16%       5.77%      6.48%
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade US Bonds                    $ 2,525.1        4.16%       7.15%       8.31%       8.08%      8.14%
  Lehman US Credit Unhedged                                   4.44%       7.67%       8.37%       8.32%      8.43%
------------------------------------------------------------------------------------------------------------------------------------
TIPS                                         $    12.8        5.23%       8.04%       8.93%                  8.58%        3/1/99
  Lehman Interm Tips Index                                    5.75%       8.39%       9.19%                  8.19%
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Corporates                  $ 3,558.4        5.36%       7.86%       8.82%       8.58%      7.97%      12/31/99
  Lehman Intermediate US Credit Unhedged                      3.69%       6.87%       7.94%       7.81%      7.41%
------------------------------------------------------------------------------------------------------------------------------------
High Yield                                   $   349.8       10.57%       9.96%       4.78%       8.47%      9.32%      12/31/86
  Merrill Lynch High Yield Master II                         12.35%      12.22%       6.02%       7.84%      9.02%
------------------------------------------------------------------------------------------------------------------------------------

Tax Managed
SCB Short Diversified Muni Fund              $   250.8        1.21%       2.33%       3.34%                  3.70%       10/3/94
  Lehman 1 Year Muni Index                                    1.13%       2.46%       3.66%                  4.15%
------------------------------------------------------------------------------------------------------------------------------------
SCB Intermediate Diversified Muni Fund       $ 2,511.6        2.73%       4.18%       5.23%       5.32%      5.74%       1/9/89
  Lehman 5 Year General Obligation Muni                       2.09%       4.87%       5.75%       5.75%      6.24%
  Index
------------------------------------------------------------------------------------------------------------------------------------
SCB Tax Managed International Fund           $ 4,613.4       18.34%      12.04%       3.73%       7.34%      8.61%       6/22/92
  MSCI EAFE Index                                            22.08%       9.12%      -0.85%       4.02%      6.20%
------------------------------------------------------------------------------------------------------------------------------------

These strategies have inception dates that are earlier then the inception dates of their style-specific indices. Shown above are the inception dates for the strategies. Since inception returns of 9/30/04. The Inception date for the Russell 1000 Growth Index was December 31, 1978; the total returns of the US Large Cap Growth Strategy and that benchmark fro that date through 9/30/04 were 14.85% and 12.00%, respectively. The inception date for the Russell 1000 Value Index is December 31, 1978; the total returns of the US Large Cap Value Strategy and that benchmark from that date through 9/30/04 were 15.65% and 14.33%, respectively.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

AGIS acts as the transfer agent for the Strategies. AGIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.

Many Strategy shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Strategies, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategies, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Strategies, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends and capital gains distributions, if any, declared by a Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Strategy owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Strategy owned for more than one year and that are properly designated by a Strategy as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Strategy owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Strategy as derived from "qualified dividend income"-as further defined in the Strategies' SAI-will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Strategy level.

While it is the intention of each Strategy to distribute to its shareholders substantially all of each fiscal year's net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Strategy will pay any dividends or realize any capital gains. The final determination of the amount of a Strategy's return of capital distributions for the period will be made after the end of each taxable year.

A Strategy's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Strategy's yield on those securities would be decreased. None of the Strategies generally expects that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, a Strategy's investment in foreign securities or foreign currencies may increase or decrease the Strategy's recognition of ordinary income and may affect the timing or amount of the Strategy's distributions.

The Strategies' investments in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, the Strategies could be required to sell other investments in order to satisfy their distribution requirements.

The AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy both intend generally to qualify to pay exempt-interest dividends to their respective U.S.
shareholders. These Strategies will be qualified to pay exempt-interest dividends only if, at the close of each quarter of the taxable year, at least 50% of the total value of their respective assets consists of obligations the interest on which is exempt from federal income tax. See the Strategies' SAI for a further explanation of this tax issue.

If you buy shares just before a Strategy deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

Each year shortly after December 31, each Strategy will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, a Strategy will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Strategy. Under the American Jobs Creation Act of 2004, for taxable years of each Strategy beginning after December 31, 2004 and before January 1, 2008, a Strategy is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person. Each Strategy is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Strategy certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.


CONVERSION FEATURE
--------------------------------------------------------------------------------

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Strategies. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Strategy. The Strategy will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Strategies reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds or Strategies. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund or Strategy account and to reduce expenses of the Fund or Strategy, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL  HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Strategy's financial performance for the past 5 years. Certain information reflects financial results for a single share of each Strategy. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Strategy (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Strategies' financial statements, is included in each Strategy's Annual Report, which is available upon request.

                                             Income from Investment Operations
                                             --------------------------------------------
                                                             Net Realized    Net Increase
                                 Net Asset        Net       and Unrealized    (Decrease)
                                  Value,      Investment    Gain (Loss) on   in Net Asset
                                 Beginning      Income        Investment      Value from
                                 of Period   (Loss) (a)(b)   Transactions     Operations
                                 ----------  -------------  --------------   ------------
AllianceBernstein
Wealth Appreciation Strategy
   Class A
   Period from September 2,
   2003* to August 31, 2004 .....  $10.00       $  .03          $  .91          $  .94
   Class B
   Period from September 2,
   2003* to August 31, 2004 .....  $10.00       $ (.04)         $  .90          $  .86
   Class C
   Period from September 2,
   2003* to August 31, 2004 .....  $10.00       $ (.04)         $  .90          $  .86
   Class R
   Period from February 17,
   2004** to August 31, 2004 ....  $11.29       $  .02          $ (.42)         $ (.40)
   Advisor Class
   Period from September 2,
   2003* to August 31, 2004 .....  $10.00       $  .06          $  .89          $  .95
AllianceBernstein
Balanced Wealth Strategy
   Class A
   Period from September 2,
   2003* to August 31, 2004 .....  $10.00       $  .15          $  .73          $  .88
   Class B
   Period from September 2,
   2003* to August 31, 2004 .....  $10.00       $  .09          $  .71          $  .80
   Class C
   Period from September 2,
   2003* to August 31, 2004 .....  $10.00       $  .08          $  .72          $  .80
   Class R
   Period from February 17,
   2004** to August 31, 2004 ....  $10.99       $  .08          $ (.25)         $ (.17)
   Advisor Class
   Period from September 2,
   2003* to August 31, 2004 .....  $10.00       $  .19          $  .72          $  .91
AllianceBernstein
Wealth Preservation Strategy
   Class A
   Period from September 2, 2003*
   to August 31, 2004 ...........  $10.00       $  .18          $  .55          $  .73
   Class B
   Period from September 2, 2003*
   to August 31, 2004 ...........  $10.00       $  .12          $  .54          $  .66
   Class C
   Period from September 2, 2003*
   to August 31, 2004 ...........  $10.00       $  .12          $  .53          $  .65
   Class R
   Period from February 17,
   2004** to August 31, 2004 ....  $10.66       $  .11          $ (.09)         $  .02
   Advisor Class
   Period from September 2,
   2003* to August 31, 2004 .....  $10.00       $  .21          $  .55          $  .76
AllianceBernstein Tax-Managed
Wealth Appreciation Strategy
   Class A
   Period from September 2,
   2003* to August 31, 2004 .....  $10.00       $  .01          $  .77          $  .78
   Class B
   Period from September 2,
   2003* to August 31, 2004 .....  $10.00       $ (.06)         $  .77          $  .71
   Class C
   Period from September 2,
   2003* to August 31, 2004 .....  $10.00       $ (.06)         $  .77          $  .71
   Advisor Class
   Period from September 2,
   2003* to August 31, 2004 .....  $10.00       $  .01          $  .80          $  .81

                                        Less: Dividends and Distributions
                                   --------------------------------------------
                                     Dividends    Distributions
                                     from Net     in Excess of    Distributions
                                    Investment   Net Investment     from Net
                                      Income         Income      Realized Gains
                                   ------------  --------------  --------------
AllianceBernstein
Wealth Appreciation Strategy
   Class A
   Period from September 2,
   2003* to August 31, 2004 .....    $  (.03)      $   - 0  -        $  - 0 -
   Class B
   Period from September 2,
   2003* to August 31, 2004 .....    $  (.02)      $   - 0  -        $  - 0 -
   Class C
   Period from September 2,
   2003* to August 31, 2004 .....    $  (.02)      $   - 0  -        $  - 0 -
   Class R
   Period from February 17,
   2004** to August 31, 2004 ....    $   - 0 -     $   - 0  -        $  - 0 -
   Advisor Class
   Period from September 2,
   2003* to August 31, 2004 .....    $  (.03)      $   - 0  -        $  - 0 -
AllianceBernstein
Balanced Wealth Strategy
   Class A
   Period from September 2,
   2003* to August 31, 2004 .....    $  (.10)      $   - 0  -        $  - 0 -
   Class B
   Period from September 2,
   2003* to August 31, 2004 .....    $  (.06)      $   - 0  -        $  - 0 -
   Class C
   Period from September 2,
   2003* to August 31, 2004 .....    $  (.06)      $   - 0  -        $  - 0 -
   Class R
   Period from February 17,
   2004** to August 31, 2004 ....    $  (.05)      $   - 0  -        $  - 0 -
   Advisor Class
   Period from September 2,
   2003* to August 31, 2004 .....    $  (.12)      $   - 0  -        $  - 0 -
AllianceBernstein
Wealth Preservation Strategy
   Class A
   Period from September 2, 2003*
   to August 31, 2004 ...........    $  (.11)      $   - 0  -        $  - 0 -
   Class B
   Period from September 2, 2003*
   to August 31, 2004 ...........    $  (.07)      $   - 0  -        $  - 0 -
   Class C
   Period from September 2, 2003*
   to August 31, 2004 ...........    $  (.07)      $   - 0  -        $  - 0 -
   Class R
   Period from February 17,
   2004** to August 31, 2004 ....    $  (.06)      $   - 0  -        $  - 0 -
   Advisor Class
   Period from September 2,
   2003* to August 31, 2004 .....    $  (.13)      $   - 0  -        $  - 0 -
AllianceBernstein Tax-Managed
Wealth Appreciation Strategy
   Class A
   Period from September 2,
   2003* to August 31, 2004 .....    $  (.01)      $   - 0  -        $  - 0 -
   Class B
   Period from September 2,
   2003* to August 31, 2004 .....    $   - 0 -     $   - 0  -        $  - 0 -
   Class C
   Period from September 2,
   2003* to August 31, 2004 .....    $   - 0 -     $   - 0  -        $  - 0 -
   Advisor Class
   Period from September 2,
   2003* to August 31, 2004 .....    $  (.01)      $   - 0  -        $  - 0 -


                                                                  Total
                                         Total      Net Asset   Investment
                                       Dividends     Value,    Return Based
                                          and        End of    on Net Asset
                                     Distributions   Period     Value (d)
                                    ------------- ----------  ------------
AllianceBernstein
Wealth Appreciation Strategy
   Class A
   Period from September 2,
   2003* to August 31, 2004 .....       $   (.03)    $ 10.91        9.36%
   Class B
   Period from September 2,
   2003* to August 31, 2004 .....       $   (.02)    $ 10.84        8.55%
   Class C
   Period from September 2,
   2003* to August 31, 2004 .....       $   (.02)    $ 10.84        8.55%
   Class R
   Period from February 17,
   2004** to August 31, 2004 ....       $   - 0 -    $ 10.89       (3.54)%
   Advisor Class
   Period from September 2,
   2003* to August 31, 2004 .....       $   (.03)    $ 10.92        9.51%
AllianceBernstein
Balanced Wealth Strategy
   Class A
   Period from September 2,
   2003* to August 31, 2004 .....       $   (.10)    $ 10.78        8.83%
   Class B
   Period from September 2,
   2003* to August 31, 2004 .....       $   (.06)    $ 10.74        8.03%
   Class C
   Period from September 2,
   2003* to August 31, 2004 .....       $   (.06)    $ 10.74        8.03%
   Class R
   Period from February 17,
   2004** to August 31, 2004 ....       $   (.05)    $ 10.77       (1.54)%
   Advisor Class
   Period from September 2,
   2003* to August 31, 2004 .....       $   (.12)    $ 10.79        9.10%
AllianceBernstein
Wealth Preservation Strategy
   Class A
   Period from September 2, 2003*
   to August 31, 2004 ...........       $   (.11)    $ 10.62        7.31%
   Class B
   Period from September 2, 2003*
   to August 31, 2004 ...........       $   (.07)    $ 10.59        6.62%
   Class C
   Period from September 2, 2003*
   to August 31, 2004 ...........       $   (.07)    $ 10.58        6.52%
   Class R
   Period from February 17,
   2004** to August 31, 2004 ....       $   (.06)    $ 10.62         .21%
   Advisor Class
   Period from September 2,
   2003* to August 31, 2004 .....       $   (.13)    $ 10.63        7.59%
AllianceBernstein Tax-Managed
Wealth Appreciation Strategy
   Class A
   Period from September 2,
   2003* to August 31, 2004 .....       $   (.01)    $ 10.77       7.75%
   Class B
   Period from September 2,
   2003* to August 31, 2004 .....       $   - 0 -    $ 10.71       7.10%
   Class C
   Period from September 2,
   2003* to August 31, 2004 .....       $   - 0 -    $ 10.71       7.10%
   Advisor Class
   Period from September 2,
   2003* to August 31, 2004 .....       $   (.01)    $ 10.80       8.10%


                                                           Ratios/Supplemental Data
                                     --------------------------------------------------------------------
                                                     Ratios to Average  Net Assets of:     Ratio of Net
                                                         Expenses,         Expenses,        Investment
                                       Net Assets,        Net of            Before        Income (Loss)
                                      End of Period      Waivers/          Waivers/         to Average       Portfolio
                                     (000's Omitted) Reimbursements(f) Reimbursements(f) Net Assets(b)(f)  Turnover Rate
                                     --------------- ----------------- ----------------- ---------------- ----------------
AllianceBernstein
Wealth Appreciation Strategy
   Class A
   Period from September 2,
   2003* to August 31, 2004 .....    $    91,136              1.55%              2.03%              .33%            28%
   Class B
   Period from September 2,
   2003* to August 31, 2004 .....    $    72,092              2.24%              2.75%             (.36)%           28%
   Class C
   Period from September 2,
   2003* to August 31, 2004 .....    $    50,779              2.25%              2.76%             (.38)%           28%
   Class R
   Period from February 17,
   2004** to August 31, 2004 ....    $        10              1.70%              2.18%              .32%            28%
   Advisor Class
   Period from September 2,
   2003* to August 31, 2004 .....    $    37,645              1.28%              1.84%              .58%            28%
AllianceBernstein
Balanced Wealth Strategy
   Class A
   Period from September 2,
   2003* to August 31, 2004 .....    $   185,724              1.25%              1.67%             1.57%            59%
   Class B
   Period from September 2,
   2003* to August 31, 2004 .....    $   123,265              1.95%              2.37%              .88%            59%
   Class C
   Period from September 2,
   2003* to August 31, 2004 .....    $    85,171              1.96%              2.38%              .85%            59%
   Class R
   Period from February 17,
   2004** to August 31, 2004 ....    $        10              1.40%              1.79%             1.48%            59%
   Advisor Class
   Period from September 2,
   2003* to August 31, 2004 .....    $    15,790               .98%              1.52%             1.80%            59%
AllianceBernstein
Wealth Preservation Strategy
   Class A
   Period from September 2, 2003*
   to August 31, 2004 ...........    $    64,467              1.26%              1.91%             1.90%           126%
   Class B
   Period from September 2, 2003*
   to August 31, 2004 ...........    $    36,948              1.95%              2.64%             1.23%           126%
   Class C
   Period from September 2, 2003*
   to August 31, 2004 ...........    $    38,857              1.95%              2.61%             1.23%           126%
   Class R
   Period from February 17,
   2004** to August 31, 2004 ....    $        12              1.40%              2.10%             1.91%           126%
   Advisor Class
   Period from September 2,
   2003* to August 31, 2004 .....    $    43,811               .97%              1.70%             2.14%           126%
AllianceBernstein Tax-Managed
Wealth Appreciation Strategy
   Class A
   Period from September 2,
   2003* to August 31, 2004 .....    $    29,431              1.55%              2.28%              .10%            21%
   Class B
   Period from September 2,
   2003* to August 31, 2004 .....    $    14,481              2.25%              2.95%             (.57)%           21%
   Class C
   Period from September 2,
   2003* to August 31, 2004 .....    $    14,558              2.25%              2.98%             (.59)%           21%
   Advisor Class
   Period from September 2,
   2003* to August 31, 2004 .....    $     1,771              1.36%              2.65%              .13%            21%


                                                  Income from Investment Operations
                                        ------------------------------------------------------
                                                                   Net Realized    Net Increas
                                        Net Asset      Net        and Unrealized    (Decrease)
                                          Value,    Investment    Gain(Loss) on    in Net Assets
                                        Beginning     Income        Investment      Value from
                                        of Period   (Loss)(a)      Transactions     Operations
                                        ----------  ----------    --------------   -----------
AllianceBernstein Tax-Managed
Balanced Wealth Strategy
(formerly known as the
Alliance Growth Investors Fund)
   Class A
   Year Ended August 31, 2004 ....      $    10.04  $      .10(b)    $      .54     $      .64
   Period from May 1, 2003
   to August 31, 2003++ ..........            9.41         .00(h)           .63            .63
   Year Ended April 30, 2003 .....           10.30         .05             (.82)          (.77)
   Year Ended April 30, 2002(c) ..           11.70         .06            (1.46)         (1.40)
   Year Ended April 30, 2001 .....           14.80         .26            (1.33)         (1.07)
   Year Ended April 30, 2000 .....           15.80         .29             1.05           1.34
   Class B
   Year Ended August 31, 2004 ....      $    10.08  $      .02(b)    $      .53     $      .55
   Period from May 1, 2003
   to August 31, 2003++ ..........            9.47        (.02)             .63            .61
   Year Ended April 30, 2003 .....           10.34        (.01)            (.83)          (.84)
   Year Ended April 30, 2002(c) ..           11.83        (.02)           (1.47)         (1.49)
   Year Ended April 30, 2001 .....           14.94         .17            (1.35)         (1.18)
   Year Ended April 30, 2000 .....           15.88         .18             1.05           1.23
   Class C
   Year Ended August 31, 2004 ....      $    10.09  $      .03(b)    $      .53     $      .56
   Period from May 1, 2003
   to August 31, 2003++ ..........            9.48        (.02)             .63            .61
   Year Ended April 30, 2003 .....           10.35        (.01)            (.83)          (.84)
   Year Ended April 30, 2002(c) ..           11.85        (.02)           (1.48)         (1.50)
   Year Ended April 30, 2001 .....           14.95         .17            (1.34)         (1.17)
   Year Ended April 30, 2000 .....           15.88         .18             1.06           1.24
   Advisor Class
   Period from September 2,
   2003** to August 31, 2004 .....      $    10.13  $      .12(b)    $      .46     $      .58
AllianceBernstein Tax-Managed
Wealth Preservation Strategy
(formerly known as the
Alliance Conservative
Investors Fund)
   Class A
   Year Ended August 31, 2004 ....      $    10.28  $      .07(b)    $      .34     $      .41
   Period from May 1, 2003
   to August 31, 2003++ ..........           10.11         .05(g)           .19            .24
   Year Ended April 30, 2003 .....           10.07         .23(g)           .10            .33
   Year Ended April 30, 2002(c) ..           10.65         .25(g)          (.55)          (.30)
   Year Ended April 30, 2001 .....           11.33         .41(g)          (.20)           .21
   Year Ended April 30, 2000 .....           11.88         .44(g)           .07            .51
   Class B
   Year Ended August 31, 2004 ....      $    10.54  $     (.01)(b)   $      .35     $      .34
   Period from May 1, 2003
   to August 31, 2003++ ..........           10.37         .03(g)           .19            .22
   Year Ended April 30, 2003 .....           10.31         .17(g)           .10            .27
   Year Ended April 30, 2002(c) ..           10.90         .18(g)          (.57)          (.39)
   Year Ended April 30, 2001 .....           11.57         .34(g)          (.19)           .15
   Year Ended April 30, 2000 .....           12.12         .36(g)           .07            .43
   Class C
   Year Ended August 31, 2004 ....      $    10.55  $     (.00)(b)+  $      .34     $      .34
   Period from May 1, 2003
   to August 31, 2003++ ..........           10.38         .03(g)           .19            .22
   Year Ended April 30, 2003 .....           10.32         .17(g)           .10            .27
   Year Ended April 30, 2002(c) ..           10.91         .19(g)          (.58)          (.39)
   Year Ended April 30, 2001 .....           11.58         .34(g)          (.19)           .15
   Year Ended April 30, 2000 .....           12.13         .36(g)           .07            .43
   Advisor Class
   Period from September 2,
   2003** to August 31, 2004 .....      $    10.29  $      .09(b)    $      .34     $      .43

                                                  Less: Dividends and
                                                     Distributions
                                        ------------------------------------------
                                        Dividends    Distributions
                                         from Net     in Excess of   Distributions
                                        Investment   Net Investment     from Net
                                          Income         Income      Realized Gains
                                        ----------   --------------  --------------
AllianceBernstein Tax-Managed
Balanced Wealth Strategy
(formerly known as the
Alliance Growth Investors Fund)
   Class A
   Year Ended August 31, 2004 ....      $     (.07)  $          -0-    $      -0-
   Period from May 1, 2003
   to August 31, 2003++ ..........             -0-              -0-           -0-
   Year Ended April 30, 2003 .....            (.12)             -0-           -0-
   Year Ended April 30, 2002(c) ..              -0-             -0-           -0-
   Year Ended April 30, 2001 .....            (.33)             -0-         (1.70)
   Year Ended April 30, 2000 .....            (.29)             -0-         (2.05)
   Class B
   Year Ended August 31, 2004 ....      $     (.01)  $          -0-    $      -0-
   Period from May 1, 2003
   to August 31, 2003++ ..........             -0-              -0-           -0-
   Year Ended April 30, 2003 .....            (.03)             -0-           -0-
   Year Ended April 30, 2002(c) ..             -0-              -0-           -0-
   Year Ended April 30, 2001 .....            (.23)             -0-         (1.70)
   Year Ended April 30, 2000 .....            (.12)             -0-         (2.05)
   Class C
   Year Ended August 31, 2004 ....      $     (.01)  $          -0-    $      -0-
   Period from May 1, 2003
   to August 31, 2003++ ..........              -0-             -0-           -0-
   Year Ended April 30, 2003 .....            (.03)             -0-           -0-
   Year Ended April 30, 2002(c) ..             -0-              -0-           -0-
   Year Ended April 30, 2001 .....            (.23)             -0-         (1.70)
   Year Ended April 30, 2000 .....            (.12)             -0-         (2.05)
   Advisor Class
   Period from September 2,
   2003** to August 31, 2004 .....      $     (.09)  $          -0-    $      -0-
AllianceBernstein Tax-Managed
Wealth Preservation Strategy
(formerly known as the
Alliance Conservative
Investors Fund)
   Class A
   Year Ended August 31, 2004 ....      $     (.04)  $          -0-    $      -0-
   Period from May 1, 2003
   to August 31, 2003++ ..........            (.07)             -0-           -0-
   Year Ended April 30, 2003 .....            (.29)             -0-           -0-
   Year Ended April 30, 2002(c) ..            (.28)             -0-           -0-
   Year Ended April 30, 2001 .....            (.43)             -0-          (.46)
   Year Ended April 30, 2000 .....            (.40)             -0-          (.66)
   Class B
   Year Ended August 31, 2004 ....      $     (.01)  $          -0-    $      -0-
   Period from May 1, 2003
   to August 31, 2003++ ..........            (.05)             -0-           -0-
   Year Ended April 30, 2003 .....            (.21)             -0-           -0-
   Year Ended April 30, 2002(c) ..            (.20)             -0-           -0-
   Year Ended April 30, 2001 .....            (.36)             -0-          (.46)
   Year Ended April 30, 2000 .....            (.32)             -0-          (.66)
   Class C
   Year Ended August 31, 2004 ....      $     (.01)  $          -0-    $      -0-
   Period from May 1, 2003
   to August 31, 2003++ ..........            (.05)             -0-           -0-
   Year Ended April 30, 2003 .....            (.21)             -0-           -0-
   Year Ended April 30, 2002(c) ..            (.20)             -0-           -0-
   Year Ended April 30, 2001 .....            (.36)             -0-          (.46)
   Year Ended April 30, 2000 .....            (.32)             -0-          (.66)
   Advisor Class
   Period from September 2,
   2003** to August 31, 2004 .....      $     (.05)  $          -0-    $      -0-

                                                                        Total
                                          Total       Net Asset       Investment
                                        Dividends       Value,       Return Based
                                           and          End of       on Net Asset
                                      Distributions     Period         Value(d)
                                      -------------  ------------    ------------
AllianceBernstein Tax-Managed
Balanced Wealth Strategy
(formerly known as the
Alliance Growth Investors Fund)
   Class A
   Year Ended August 31, 2004 ....      $     (.07)  $      10.61            6.36%
   Period from May 1, 2003
   to August 31, 2003++ ..........             -0-          10.04            6.70
   Year Ended April 30, 2003 .....            (.12)          9.41           (7.45)
   Year Ended April 30, 2002(c) ..             -0-          10.30          (11.97)
   Year Ended April 30, 2001 .....           (2.03)         11.70           (7.94)
   Year Ended April 30, 2000 .....           (2.34)         14.80            9.19
   Class B
   Year Ended August 31, 2004 ....      $     (.01)  $      10.62            5.50%
   Period from May 1, 2003
   to August 31, 2003++ ..........             -0-          10.08            6.44
   Year Ended April 30, 2003 .....            (.03)          9.47           (8.12)
   Year Ended April 30, 2002(c) ..             -0-          10.34          (12.60)
   Year Ended April 30, 2001 .....           (1.93)         11.83           (8.65)
   Year Ended April 30, 2000 .....           (2.17)         14.94            8.39
   Class C
   Year Ended August 31, 2004 ....      $     (.01)  $      10.64            5.59%
   Period from May 1, 2003
   to August 31, 2003++ ..........             -0-          10.09            6.43
   Year Ended April 30, 2003 .....            (.03)          9.48           (8.11)
   Year Ended April 30, 2002(c) ..             -0-          10.35          (12.66)
   Year Ended April 30, 2001 .....           (1.93)         11.85           (8.57)
   Year Ended April 30, 2000 .....           (2.17)         14.95            8.45
   Advisor Class
   Period from September 2,
   2003** to August 31, 2004 .....      $     (.09)  $      10.62            5.73%
AllianceBernstein Tax-Managed
Wealth Preservation Strategy
(formerly known as the
Alliance Conservative
Investors  Fund)
   Class A
   Year Ended August 31, 2004 ....      $     (.04)  $      10.65            3.94%
   Period from May 1, 2003
   to August 31, 2003++ ..........            (.07)         10.28            2.36
   Year Ended April 30, 2003 .....            (.29)         10.11            3.37
   Year Ended April 30, 2002(c) ..            (.28)         10.07           (2.80)
   Year Ended April 30, 2001 .....            (.89)         10.65            1.76
   Year Ended April 30, 2000 .....           (1.06)         11.33            4.50
   Class B
   Year Ended August 31, 2004 ....      $     (.01)  $      10.87            3.22%
   Period from May 1, 2003
   to August 31, 2003++ ..........            (.05)         10.54            2.12
   Year Ended April 30, 2003 .....            (.21)         10.37            2.70
   Year Ended April 30, 2002(c) ..            (.20)         10.31           (3.54)
   Year Ended April 30, 2001 .....            (.82)         10.90            1.12
   Year Ended April 30, 2000 .....            (.98)         11.57            3.73
   Class C
   Year Ended August 31, 2004 ....      $     (.01)  $      10.88            3.21%
   Period from May 1, 2003
   to August 31, 2003++ ..........            (.05)         10.55            2.12
   Year Ended April 30, 2003 .....            (.21)         10.38            2.70
   Year Ended April 30, 2002(c) ..            (.20)         10.32           (3.54)
   Year Ended April 30, 2001 .....            (.82)         10.91            1.12
   Year Ended April 30, 2000 .....            (.98)         11.58            3.72
   Advisor Class
   Period from September 2,
   2003** to August 31, 2004 .....      $     (.05)  $      10.67            4.14%

                                                               Ratios/Supplemental Data
                                      ------------------------------------------------------------
                                                               Ratios to
                                                        Average Net Assets of:       Ratio of Net
                                                        Expenses,        Expenses,     Investment
                                         Net Assets,     Net of            Before     Income(Loss)
                                       End of Period    Waivers/          Waivers/     to Average        Portfolio
                                     (000's Omitted) Reimbursements    Reimbursements  Net Assets      Turnover Rate
                                        ------------ --------------    --------------  ----------      -------------
AllianceBernstein Tax-Managed
Balanced Wealth Strategy
(formerly known as the
Alliance Growth Investors Fund)
   Class A
   Year Ended August 31, 2004 ....     $   97,552          1.31%          1.80%            .91%(b)           129%
   Period from May 1, 2003
   to August 31, 2003++ ..........         46,013          1.97(f)        1.97(f)          .10(f)             20
   Year Ended April 30, 2003 .....         43,743          1.82           1.82             .57                78
   Year Ended April 30, 2002(c) ..         52,602          1.58           1.58             .59               116
   Year Ended April 30, 2001 .....         53,031          1.50           1.50            1.97               114
   Year Ended April 30, 2000 .....         54,509          1.46(e)        1.46            1.93               155
   Class B
   Year Ended August 31, 2004 ....     $   50,135          2.03%          2.53%            .18%(b)           129%
   Period from May 1, 2003
   to August 31, 2003++ ..........         32,081          2.72(f)        2.72(f)         (.66)(f)            20
   Year Ended April 30, 2003 .....         31,781          2.57           2.57            (.13)               78
   Year Ended April 30, 2002(c) ..         49,484          2.32           2.32            (.18)              116
   Year Ended April 30, 2001 .....         73,446          2.23           2.23            1.24               114
   Year Ended April 30, 2000 .....         78,762          2.18(e)        2.18            1.20               155
   Class C
   Year Ended August 31, 2004 ....     $   26,766          1.99%          2.52%            .26%(b)           129%
   Period from May 1, 2003
   to August 31, 2003++ ..........          5,920          2.69(f)        2.69(f)         (.63)(f)            20
   Year Ended April 30, 2003 .....          6,011          2.54           2.54            (.09)               78
   Year Ended April 30, 2002(c) ..          9,134          2.30           2.30            (.15)              116
   Year Ended April 30, 2001 .....         12,550          2.21           2.21            1.24               114
   Year Ended April 30, 2000 .....         11,414          2.17(e)        2.17            1.21               155
   Advisor Class
   Period from September 2,
   2003** to August 31, 2004 .....     $    1,988          1.00%(f)       1.48%(f)        1.24%(b)(f)        129%
AllianceBernstein Tax-Managed
Wealth Preservation Strategy
(formerly known as the
Alliance Conservative
Investors Fund)
   Class A
   Year Ended August 31, 2004 ....     $   55,937          1.33%          1.79%            .68%(b)           173%
   Period from May 1, 2003
   to August 31, 2003++ ..........         36,857          1.55(f)        1.82(f)         1.57(f)(g)          37
   Year Ended April 30, 2003 .....         36,133          1.40           1.69            2.36(g)             94
   Year Ended April 30, 2002(c) ..         31,857          1.40           1.70            2.46(g)             72
   Year Ended April 30, 2001 .....         24,191          1.40           1.67            3.72(g)             65
   Year Ended April 30, 2000 .....         21,648          1.41(e)        1.67            3.75(g)             54
   Class B
   Year Ended August 31, 2004 ....     $   46,781          2.05%          2.52%           (.06)%(b)          173%
   Period from May 1, 2003
   to August 31, 2003++ ..........         48,199          2.25(f)        2.55(f)          .87(f)(g)          37
   Year Ended April 30, 2003 .....         47,156          2.10           2.42            1.65(g)             94
   Year Ended April 30, 2002(c) ..         41,984          2.10           2.38            1.74(g)             72
   Year Ended April 30, 2001 .....         40,155          2.10           2.40            3.02(g)             65
   Year Ended April 30, 2000 .....         34,952          2.11(e)        2.40            3.05(g)             54
   Class C
   Year Ended August 31, 2004 ....     $   22,284          2.01%          2.50%           (.01)%(b)          173%
   Period from May 1, 2003
   to August 31, 2003++ ..........          9,091          2.25(f)        2.54(f)          .87(f)(g)          37
   Year Ended April 30, 2003 .....          8,398          2.10           2.41            1.64(g)             94
   Year Ended April 30, 2002(c) ..          7,466          2.10           2.39            1.74(g)             72
   Year Ended April 30, 2001 .....          8,021          2.10           2.39            3.00(g)             65
   Year Ended April 30, 2000 .....          6,464          2.11(e)        2.39            3.05(g)             54
   Advisor Class
    Period from September 2,
    2003** to August 31, 2004 .....     $     297           .99%(f)       1.48%(f)         .98%(b)(f)        173%

+     Amount in parentheses is less than $.005.

++    The Strategy changed its fiscal year end from April 30 to August 31.

*     The Strategy commenced operations on this date.

**    Commencement of distribution.

(a)   Based on average shares outstanding.

(b)   Net of expenses  waived and  reimbursed  by the  Adviser and the  Transfer
      Agent.

(c) As required, effective May 1, 2001, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended April 30, 2002, for the AllianceBernstein Tax-Managed Balanced Wealth Strategy was to decrease net investment income per share by $.02 for Class A and Class C and $.01 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.01 for Class B, and decrease the ratio of net investment income to average net assets from .70% to .59% for Class A, from (.07)% to (.18)% for Class B and from (.04)% to (.15)% for Class C. The effect of this change for the year ended April 30, 2002, for the AllianceBernstein Tax-Managed Wealth Preservation Strategy was to decrease net investment income per share by $.02 for Class A and Class C and $.03 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.03 for Class B, and decrease the ratio of net investment income to average net assets from 2.67% to 2.46% for Class A and from 1.95% to 1.74% for Class B and Class C. Per share, ratios and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized. On September 2, 2003, each Strategy's investment policies were modified. As a result, each Strategy's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the transfer agent. For the period shown below the net expense ratios were as follows:

                   AllianceBernstein Tax-Managed  AllianceBernstein Tax-Managed
                     Balanced Wealth Strategy     Wealth Preservation Strategy
                   -----------------------------  -----------------------------
                     Year Ended April 30, 2000      Year Ended April 30, 2000
                   -----------------------------  -----------------------------
      Class A                  1.45%                          1.40%
      Class B                  2.17%                          2.10%
      Class C                  2.16%                          2.10%

(f)   Annualized.

(g)   Net of expenses waived and reimbursed by the Adviser.

(h)   Amount is less than $.01.

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                                       75
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For more information about the Strategies, the following documents are available upon request:

o     Annual and Semi-Annual Reports to Shareholders

The Strategies' annual and semi-annual reports to shareholders contain additional information on the Strategies' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Strategy's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

The Strategies have an SAI, which contains more detailed information about the Strategies, including their operations and investment policies. The Strategies' SAI and the auditor's report and financial statements in the Strategies' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Strategies, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:    Alliance Global Investor Services
            P.O. Box 786003
            San Antonio, TX 78278-6003

By Phone:   For Information: (800) 221-5672
            For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Strategy are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o     Copies of the information may be obtained, after paying a duplicating fee,
      by   electronic   request  at   publicinfo@sec.gov,   or  by  writing  the
      Commission's Public Reference Section, Washington, DC 20549-0102.

On the Internet:  www.sec.gov

AllianceBernstein Portfolios: 811-05088 (formerly named Alliance Portfolios)

o     Wealth Appreciation Strategy

o     Balanced Wealth Strategy

o     Wealth Preservation Strategy

o     Tax-Managed Wealth Appreciation Strategy

o     Tax-Managed Balance Wealth Strategy

o     Tax-Managed Wealth Preservation Strategy

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Privacy Notice (This information is not part of the Prospectus)

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

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